UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]  Preliminary information statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive information statement


                             NETCO INVESTMENTS INC.
              ----------------------------------------------------
                (Name of registrant as specified in its charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                 NOTICE OF 2006
                                ANNUAL MEETING &
                              INFORMATION STATEMENT

--------------------------------------------------------------------------------

                             NETCO INVESTMENTS INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 21, 2006

--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of NetCo Investments Inc. will be held at NetCo Investments' corporate headquarters at Suite 206, 388 Drake Street, Vancouver, British Columbia CANADA V6B 6A8 on June 21, 2006 at 10:00 a.m. PST, to conduct the following Agenda i.e. to Vote on:

     (1) The election of three (3) directors for a term of one year or until their successors are duly elected and qualified.

     (2) The ratification, confirmation and approval of all acts, deeds and things done by and proceedings of the Directors and Officers of the company, on its' behalf, since inception.

     (3) Approve the Asset Purchase and Assignment Agreement between NetCo Investments Inc. and Syntec Biofuel Inc. dated the 7th April, 2006.

     (4)  Approve the proposed Stock Option Plan.

     (5) The authorization to amend the Company's Articles of Incorporation to change the Company's name to Syntec Biofuel Inc.

     (6) The authorization and/or ratification to incorporate (a) Vitabeast.com Inc. to operate the pet food business; (b) Syntec Biofuel (Canada) Inc. to operate the ethanol business; and (c) the acquisition of Eco-methanol Inc. (for CDN$500) to operate the methanol business, as wholly-owned subsidiaries.

     (7) The appointment of Amisano Hanson, Chartered Accountants, as the Company's independent public accountants and to transact any other business that may properly come before said meeting or any adjournment or postponement thereof.

     (8) Vote on any other issues that may properly be brought before the meeting

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them. The Board of Directors has fixed the close of business on April 13, 2006 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement. Only shareholders of record at the close of business on April 13, 2006 will be entitled to notice of and to vote at said meeting or any adjournment or postponement thereof. This Information Statement is being mailed on or about May 29, 2006 to all stockholders of record as of the Record Date.

The Information Statement and the Annual Report are included in this mailing.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

Michael Jackson
President and CEO
Vancouver, British Columbia
May 29, 2006

                                        TABLE OF CONTENTS

General Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
Shareholder Proposals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
Principal Stockholders and Security Ownership of Management . . . . . . . . . . . . . . . .    2
Nominees for Election as Directors. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Meetings of the Board of Directors and Information Regarding Committees . . . . . . . . . .    3
Compensation of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
    General Compensation Discussion . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
    Summary Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
    Stock Option Grants and Aggregated Stock Option/SAR Exercises . . . . . . . . . . . . .    4
    Employment and Related Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
Certain Relationships and Related Transactions. . . . . . . . . . . . . . . . . . . . . . .    4
Ratification of all Previous Acts . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
Asset Purchase and Assignment Agreement and
    Dissenting Shareholders' Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
    Stockholder's Right to Dissent. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
Information with Respect to Foreign Companies . . . . . . . . . . . . . . . . . . . . . . .    8
Approval of Stock Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
    Key Features of the 2006 Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
Articles of Incorporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
Incorporation of Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
Appointment of Independent Auditors for Fiscal 2006 . . . . . . . . . . . . . . . . . . . .   16
Other Business. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Compliance with Section 16(a) of the Exchange Act . . . . . . . . . . . . . . . . . . . . .   16
Annual Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

                                        LIST OF APPENDICES

Appendix A - Washington Business Corporation Act, Revised Code of Washington
    Chapter 23B.13 - Dissenter's Rights . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1
Appendix B - 2006 Combined Incentive and Non-Qualified Stock Option Plan. . . . . . . . . .  B-1
Appendix C - Syntec Biofuel Inc. Financial Statements . . . . . . . . . . . . . . . . . . .  C-1
Appendix D - NetCo Investments Inc. Annual Report on Form 10-KSB. . . . . . . . . . . . . .  D-1

                             NETCO INVESTMENTS INC.
                          Suite 206, 388 Drake Street
                          Vancouver, British Columbia
                                 CANADA V6B 6A8

                     INFORMATION STATEMENT ON SCHEDULE 14C

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

This Information Statement is furnished by NetCo Investments Inc. (the "Company") in connection with the 2006 Annual Meeting of Shareholders and any adjournment or postponement thereof. The meeting will be held on June 21, 2006 at 10:00 a.m. PST, at the Company's corporate headquarters, Suite 206, 388 Drake Street, Vancouver, British Columbia CANADA V6B 6A8. This Information Statement is initially being provided to shareholders on or about June 1, 2006.

At the meeting, the shareholders will vote to elect THREE (3) members to the board of directors; ratify all acts of the Directors and Officers of the Company, on it's behalf, since inception; to approve the Asset Purchase and Assignment Agreement between the Company and Syntec Biofuel Inc. dated April 7th 2006; to approve the Company's Stock Option Plan; to authorize the amendment to the Company's Articles of Incorporation to change the Company's name to Syntec Biofuel Inc., to authorize and/or ratify the incorporation of (a) VitaBeast.com Inc. to operate the pet food business, (b) Syntec Biofuel (Canada) Inc. to operate the ethanol business, and (c) the acquisition of Eco-methanol Inc. for (CDN$500) to operate the methanol business, as wholly-owned subsidiaries; and to approve the appointment of the Company's independent public accountants, and to transact any other business that may properly come before said meeting. We are not aware of any other matters to be presented at the meeting; however, the holders of the Company's common stock will be entitled to vote on any other matters properly presented.

All shareholders of record on the record date of April 13, 2006 are entitled to notice of and to vote at the meeting. On that date, there were 8,550,000 common shares outstanding and entitled to vote.

With respect to the election of directors, the ratification of past acts, the approval of the Asset Purchase and Assignment Agreement, the approval of the Company's Stock Option Plan, the authorization to amend the Company's Articles of Incorporation, the authorization to incorporate VitaBeast.com Inc. and Syntec Biofuel (Canada) Inc. and acquire Eco-methanol Inc. as wholly-owned subsidiaries and the appointment of the Company's public accountants, all of the outstanding common shares are entitled to vote. Each common share counts as one vote.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

--------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

The rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission.

Shareholders may present proper proposals for inclusion in the Company's proxy or information statement and for consideration at the next annual meeting of its' shareholders by submitting their proposals to the Company in a timely manner. In order to be so considered for inclusion for the 2007 Annual Meeting, shareholder proposals must be received by the Company no later than January 24, 2007.

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PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own 5% or more of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group.

As used in the table below, the term "beneficial ownership" means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated. This table is calculated based upon 8,550,000 shares of Common Stock issued and outstanding. Except as otherwise indicated, the address of each shareholder is in care of the Company's address.

-------------------------------------------------------------------------
NAME AND ADDRESS                      NUMBER OF SHARES  PERCENTAGE OWNED
-------------------------------------------------------------------------
CEDE & Company                                 800,500              9.36%
P.O. Box 222
Bowling Green Station
New York, NY 10274
-------------------------------------------------------------------------
Ryerson Corporation A.V.V. 1                 4,300,000             50.29%
c/o 7 Abraham de Veerstraat
P.O. Box 840, Curacao
Netherlands Antilles
-------------------------------------------------------------------------
Michael Jackson                              4,300,000             50.29%
Director, President and CEO
-------------------------------------------------------------------------
Michael Raftery                                      0                 0%
Director, Chief Financial Officer
-------------------------------------------------------------------------
All Executive Officers and Directors         4,300,000             50.29%
as a Group
-------------------------------------------------------------------------


1    Michael Jackson is the controlling shareholder of Ryerson Corporation
     A.V.V.

No family relationships exist among any of the Directors or Officers.

NetCo Investments Inc. has entered into an Asset Purchase and Assignment Agreement to acquire the Intellectual Property, patents and all other assets and liabilities of Syntec Biofuel Inc., a chemical research company located in British Columbia, Canada. Michael Jackson, Director and CEO of NetCo Investments Inc. has a 4.55% ownership interest in Syntec Biofuel Inc.

--------------------------------------------------------------------------------
NOMINEES FOR ELECTION AS DIRECTORS
--------------------------------------------------------------------------------

ITEM NO. 1 - ELECTION OF DIRECTORS

A board of THREE (3) directors is to be elected at the annual meeting, each director to hold office until the next annual meeting of shareholders and until the election and qualification of a successor director. If any named nominee becomes unavailable for election, the board may substitute another nominee.

On the following pages there is information concerning the nominees for director stating, among other things, their names, ages, positions and offices held, and brief descriptions of their business experience. The ages of the directors set forth below are as of December 31, 2005.

MICHAEL JACKSON - Director since 2000
Mr. Jackson, 65, has served as President and Chief Executive Officer of the Company since March 2000. Mr. Jackson has been a real estate land developer and investment banker since 1978. Mr. Jackson is currently president of Hillcon Developments Ltd., a position he has held since 1995. Mr. Jackson's duties with Hillcon Developments include locating properties, preparing pro forma statements, raising capital, marketing, and dealing with Canadian governmental agencies, architects, and engineers. In his capacity as president for Hillcon Developments, he has been responsible for raising $50 million for 22 projects with a market value in excess of $150 million. He also acts as corporate counsel for Hillcon, and prepares all legal documents and negotiates all contracts.

LAWRENCE WONG
Mr. Wong, 42, has served as the sole Director and President of Syntec Biofuel Inc. since February 20, 2001 and is responsible for overseeing the development of Syntec and serving as the primary contact with industry, government and investors. He has over 15 years of finance, business development, and strategic planning experience. His prior experience includes participation in the commercial steam power plant development at a landfill site in Texas. Mr. Wong holds a Bachelor of Business Administration and Masters of Business Administration degree from Simon Fraser University.

CARY MARTIN
Mr. Martin, 55, has been actively involved in the investor relations segment of the stock market for over twenty years. Approximately 19 years ago, he started Cary C. Martin & Associates, an Investor/Media Relations Services Company, specializing in investor relations, corporate communications and media relations. His specialty is assisting his client companies in reaching their investor relations/corporate communications objectives through coordination, preparation and implementation of adequate IR/Media programs. Mr. Martin is currently the President and a director of 649.com, Inc., a public company trading on the Pink Sheets.

VOTE REQUIRED
The majority of the votes cast by the shares outstanding and entitled to vote at a meeting at which a quorum is present is required for the election of directors. The shareholders entitled to vote in the election of directors have the right to cumulate their votes. Such right permits the shareholders to multiply the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and cast the product for a single nominee or distribute the product among two or more nominees. A shareholder will not be entitled to vote cumulatively at the Company's 2006 Annual Meeting unless such shareholder gives the Company notice of his interest to cumulate his vote not less than 48 hours before the time set for the meeting. If one shareholder gives such notice, all shareholders will be entitled to cumulate their votes without giving further notice.

--------------------------------------------------------------------------------
MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES
--------------------------------------------------------------------------------

There currently are no committees of the Board of Directors. Given the current size of the Board of Directors and the current development stage of the Company, any committees, including a nomination, audit or compensation committee, would have only one or two members. The Board has deemed it appropriate, therefore, to have the Board act as a whole with respect to nomination, audit and compensation issues. In particular, all Directors participate in the consideration of director nominees.

The Board of Directors held EIGHT (8) official meetings in 2005, and directors discussed and decided upon many actions which were recorded in the Company's minutes and corporate resolutions and were duly filed in the Company's Minute Book.

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COMPENSATION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL COMPENSATION DISCUSSION
All decisions regarding compensation for the Company's executive officers and executive compensation programs are reviewed, discussed, and approved by the Board of Directors. All compensation decisions are determined following a detailed review and assessment of external competitive data, the individual's contributions to the Company's success, any significant changes in role or responsibility, and internal equity of pay relationships.

SUMMARY COMPENSATION
For the fiscal year ending December 31, 2005 the directors of the Company were compensated as detailed in the table below. For the fiscal years ending December 31, 2004 and December 31, 2003, no compensation was paid to officers or directors of the Company.

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors or employees of the Company in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the Company.

                                             SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------
                                                                             LONG TERM COMPENSATION
--------------------------------------------------------------------------------------------------------------------
                                  ANNUAL COMPENSATION                          AWARDS           PAYOUTS
--------------------------------------------------------------------------------------------------------------------
         (a)             (b)         (c)       (d)         (e)           (f)          (g)        (h)        (i)
--------------------------------------------------------------------------------------------------------------------
NAME AND                 YEAR      SALARY ($)  BONUS   OTHER ANNUAL   RESTRICTED   SECURITIES     LTIP    ALL OTHER
PRINCIPAL POSITION                              ($)    COMPENSATION      STOCK     UNDERLYING   PAYOUTS    COMPEN-
                                                            ($)         AWARDS      OPTIONS /     ($)     SATION ($)
                                                                                    SARS (#)
--------------------------------------------------------------------------------------------------------------------
Michael Jackson,       12/31/2003           0       0              0            0            0         0           0
Director, President    12/31/2004           0       0              0            0            0         0           0
& CEO                  12/31/2005       7,440       0              0            0            0         0   1,239 (1)
--------------------------------------------------------------------------------------------------------------------
Michael Raftery,       12/31/2005       6,178       0              0            0            0         0           0
Director, Chief
Financial Officer
--------------------------------------------------------------------------------------------------------------------

In 2005, Michael Jackson received US$1,239 which was a portion of his fee for the funds raised from the sale of 4,250,000 common shares of NetCo Investments Inc., pursuant to an SB-2 Registration statement registered with the Securities and Exchange Commission.

STOCK OPTION GRANTS AND AGGREGATED STOCK OPTION/SAR EXERCISES
The Company has granted no stock options or stock appreciation rights ("SARs") to the named Executive Officers since the inception of the Company.

EMPLOYMENT AND RELATED AGREEMENTS
The Company does not have any employment or related agreements.

--------------------------------------------------------------------------------
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

No family relationships exist amongst any of the Directors.

NetCo Investments Inc. has entered into an Asset Purchase and Assignment Agreement to acquire the Intellectual Property, patents and all other assets and liabilities of Syntec Biofuel Inc., a chemical research company located in British Columbia, Canada. Michael Jackson, Director and CEO of NetCo Investments Inc. has a 4.55% shareholding in Syntec Biofuel Inc.

THE MAJORITY OF THE VOTES CAST BY THE SHARES OUTSTANDING AND ENTITLED TO VOTE AT A MEETING, AT WHICH A QUORUM IS PRESENT, IS REQUIRED FOR THE ELECTION OF DIRECTORS. THE SHAREHOLDERS ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS DO NOT HAVE THE RIGHT TO CUMULATE THEIR VOTES. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES, NAMED ABOVE, TO THE BOARD OF DIRECTORS.

     FOR____________ AGAINST______________ ABSTAIN________________

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RATIFICATION OF ALL PREVIOUS ACTS
--------------------------------------------------------------------------------

ITEM NO. 2 - APPROVAL OF PAST DIRECTORS DECISIONS

The Company was incorporated in March 2000 in the State of Washington and since the Company's inception the Directors and Officers have made a number of decisions, on the company's behalf. As this is the first Annual General Meeting since inception, the Company requests ratification, confirmation and approval of all acts, deeds and proceedings, including but not limited to the following actions:

     (i) Purchased the Vitamineralherb.com license from Ryerson Corporation AVV for 3,500,000 common shares. This license was subsequently abandoned due to a lack of support from the management of Vitamineralherb.com.

     (ii) 800,000 common shares, at fair market value, were issued to Ryerson Corporation AVV for legal and organizational expenses.

     (iii) Entered a verbal agreement with VitaBeast.com to market and provide vitamin and homeopathic supplements to household pets, via the Internet.

     (iv)   Purchased the URL, www.vitabeast.com, for US$1.00.

     (v) Prepared and filed a registration statement, on Form SB-2, with the U.S. Securities and Exchange Commission. On July 9th 2004, NetCo's registration became effective.

     (vi) On January 7th 2005, completed a private placement for 4,250,000 common shares at US$0.025 per share.

     (vii)  Applied for and obtained a listing on the OTC.BB on July 28th 2005.

     (viii) Prepared and filed a Non-Offering Prospectus with the British Columbia Securities Commission, which resulted in the Company gaining reporting status, in the Province of British Columbia.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION, CONFIRMATION AND APPROVAL OF ALL ACTS, DEEDS AND PROCEEDINGS UNDERTAKEN BY THE BOARD OF DIRECTORS, ON THE COMPANY'S BEHALF, SINCE NETCO'S INCEPTION.

     FOR____________ AGAINST______________ ABSTAIN________________

--------------------------------------------------------------------------------
ASSET PURCHASE AND ASSIGNMENT AGREEMENT AND DISSENTING SHAREHOLDER'S RIGHTS
--------------------------------------------------------------------------------

ITEM NO. 3 - APPROVAL OF ASSET PURCHASE AND ASSIGNMENT AGREEMENT

On April 7th 2006, the Company entered into an Asset Purchase and Assignment Agreement (the "Agreement") with Syntec Biofuel Inc. ("Syntec") whereby NetCo has agreed to acquire, subject to shareholder's approval, all of Syntec's assets and liabilities for 15,700,000 common shares, to be issued by NetCo to Syntec at a deemed price of $0.085 per share, giving the assets a total value of $1,334,500.

Syntec is a scientific research company who have developed and patented catalysts to convert Syngas (derived from landfill waste gas, and virtually any type of low-cost cellulosic feedstock including wood waste (hardwood/softwood), agricultural residuals, animal waste or dedicated energy crops). Syntec commenced research at the University of British Columbia in 2001 and developed proof of concept using precious metals during Phase 1. They have now commenced Phase 2 using non-precious metals to reduce costs of the catalytic material. Assets will include the Intellectual Property i.e. the patents filed and/or approved, the laboratory equipment, all furniture, equipment and effects. The liabilities are estimated at approximately $75,000 to trade creditors and approximately $80,000 in third party loans.

NetCo has invited Mr. Lawrence Wong, Director and President of Syntec to become a Director of NetCo.

Mr. Wong is also a Director of Syntec Research Inc. and has agreed to enter into a Research and Development Contract with NetCo to continue development of new catalysts and enhancement of the existing catalyst being acquired by NetCo. Syntec Research Inc. will contract all the scientists currently working for Syntec Biofuel Inc. and hire more staff as soon as the Asset Purchase and Assignment Agreement has been ratified.

NetCo has undertaken to raise $1 million under the Asset Purchase and Assignment Agreement in two tranches, $500,000 within 60 days of ratification of the Agreement and a further $500,000 within 180 days thereafter.

NetCo is pursuing this acquisition as they wish to broaden their business base and introduce a business model that has substantial potential for success which will enable NetCo to more easily raise capital for their business enterprises as well as for the Syntec business.

Mr. Michael Jackson has been assisting Syntec to raise capital for their business and is a 4.55% shareholder in Syntec as well as being a major shareholder, President and Director of NetCo.

STOCKHOLDERS RIGHT TO DISSENT
-----------------------------

Under Washington state law, our stockholders are entitled, after complying with certain requirements of Washington law, to dissent to the consummation of a plan of share exchange to which NetCo is a party, as the corporation whose shares will be acquired, pursuant to the Washington Business Corporation Act, Section 23B.13.020(b) of the Revised Code of Washington ("RCW") and to be paid the "fair value" of their shares of NetCo's stock in cash by complying with the procedures set forth in Section 23B.13 of the RCW. Set forth below is a summary of the procedures relating to the exercise of dissenters' rights by our stockholders. This summary does not purport to be a complete statement of the provisions of
Section 23B.13 of the RCW and is qualified in its entirety by reference to such provisions, which are contained in Appendix B to this information statement.

Under Washington law, if you do not wish to accept the Asset Purchase and Assignment Agreement (the "Agreement"), you have the right to dissent from the Agreement and to receive payment in cash for the fair value of your shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the Agreement. Stockholders electing to exercise appraisal rights must comply with the provisions of Section 23B.13 of the RCW in order to perfect their rights. We will require strict compliance with the statutory procedures.

The following is intended as a brief summary of the material provisions of the Washington statutory procedures required to be followed by a stockholder in order to dissent from the Agreement and exercise dissenter's rights.

Section 23B.13 requires that stockholders be notified of their entitlement to assert dissenter's rights not less than 10 days before the shareholder meeting to vote on the Agreement. A copy of Section 23B.13 must be included with such notice. This proxy statement constitutes our notice to our stockholders of their entitlement to assert their dissenter's rights in connection with the Agreement, in compliance with the requirements of Section 23B.13. If you wish to consider exercising your dissenter's rights, you should carefully review the text of
Section 23B.13, contained in Appendix B to this information statement, since failure to timely and properly comply with the requirements of Section 23B.13 will result in the loss of your dissenter's rights under Washington law.

If you elect to assert your dissenter's rights, you must satisfy each of the following conditions:

     - You must deliver to us, before the vote is taken, notice of your intent to demand payment for your shares if the proposed action is effected, and

     - You must not vote in favor of adoption of the Agreement. A vote in favor of the adoption of the Agreement, by proxy or in person, will constitute a waiver of your dissenter's rights in respect of the shares of our common stock so voted and will nullify any previously filed written demands for your dissenter's rights.

All demands for dissenter's rights should be addressed to Mr. Michael Jackson at NetCo Investments Inc., Suite 206, 388 Drake Street, Vancouver, BC V6B 6A8, Canada, before the vote on the Agreement is taken at the shareholder meeting, and should be executed by, or on behalf of, the record holder of the shares of the common stock. The demand must reasonably inform us of the identity of the stockholder and the intention of the stockholder to assert his dissenter's rights.

To be effective, a demand for dissenter's rights by a holder of our common stock must be made by, or in the name of, such registered stockholder, fully and correctly, as the stockholder's name appears on his stock certificate(s) and cannot be made by the beneficial owner if he does not also hold the shares of record. The beneficial holder must, in such cases, have the registered owner submit the required demand in respect of those shares.

If shares of our common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in that capacity; and if the shares of our common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he is acting as agent for the record owner. A record owner, such as a broker, who holds shares of our common stock as a nominee for others, may exercise his right of appraisal with respect to the shares of our common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of our common stock as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

If you hold shares of our common stock in a brokerage account or in other nominee form and you wish to exercise dissenter's rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for dissenter's rights by the nominee.

Within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, NetCo shall pay each dissenter the amount we estimate to be the fair value of the shareholder's shares, plus accrued interest. The payment will be accompanied by our latest available interim financial statements and the December 31 2005 Balance Sheet, Income Statement and any changes in the Shareholder's Equity for that year. We will provide the shareholder with an explanation of how the fair value and interest were calculated, a statement of the dissenter's right to demand payment and a copy of Section 23B.13.

If a shareholder is dissatisfied with the offer or payment for their shares they may deliver notice to NetCo informing them of their own estimate of the fair value of their shares and the amount of interest due and demand payment of their estimate. A dissenter may follow this course of action if (i) the dissenter believes that the amount paid or offered by NetCo is less than the fair value and interest is incorrectly calculated; (ii) NetCo fails to make payment within 60 days after the date sent for demanding payment, or (iii) NetCo does not effect the proposed action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment. The shareholder must notify NetCo of their demands within 30 days after NetCo made or offered payment for their shares or they waive their rights under Section 23B.13.

Court action may be necessary if the parties cannot agree on the fair value of the shares and accrued interest. If NetCo does not commence the court proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

Legal proceedings shall commence in the superior court in the State of Washington, as that is the location of NetCo's registered office. All dissenters, whose demands remain unsettled, will be made parties to the legal proceedings and all parties will be served with a copy of the petition. Shareholders who do not reside in the state of Washington, may be served by registered or certified mail or by publication as provided by law. The court can then appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value.

The court may assess the fees and expenses of legal counsel and experts against either NetCo or any or all of the dissenters, as the court finds equitable.

In view of the complexity of Section 23B.13, stockholders who may wish to dissent from the Agreement and pursue their dissenter's rights should consult their legal advisers.

--------------------------------------------------------------------------------
INFORMATION WITH RESPECT TO FOREIGN COMPANIES
--------------------------------------------------------------------------------

The U.S. Securities and Exchange Commission requires the following information on Syntec Biofuel Inc. ("Syntec") be disclosed to NetCo's shareholders, as per Form F-4, Registration Statement under the Securities Act of 1933.

As Syntec does not meet the requirements for use of Form F-3, the information required by paragraph (b) of Item 17 is applicable.

Item 17 (a)    Not applicable.

Item 17(b) The company being acquired, is not subject to the reporting requirements of either Section 13(a) or 15(d) of the Exchange Act, therefore the following information would be required as if the securities of Syntec were being registered.

               (1)    DESCRIPTION OF BUSINESS
                      Syntec is a scientific research company developing, perfecting and patenting catalysts that provide high selectivity to ethanol and higher order alcohols such as Butanol and Isoproponol. The primary goal is to commercially produce catalysts that can cost-effectively be deployed in catalytic reactors within reasonable temperature and pressure operating environment. When commercialized, these catalysts will make possible the production of ethanol from syngas produced from feedstock sources that would otherwise be considered waste. The company, a Canadian federal corporation, operating in British Columbia, has pursued this research since February 2001, firstly at laboratories located in University of British Columbia and now at their own laboratory in Burnaby. The company is a development stage company and has not yet commercialized their technology nor earned revenue.

                      Unlike other companies that are using a fermentation process to produce ethanol from corn, wheat and barley, Syntec has developed an innovative alternative to producing ethanol from syngas.

                      Once the catalysts have been perfected, Syntec anticipates generating revenue from both licensing its' catalyst technology and selling the catalytic agent. Syntec will initially focus its' marketing efforts targeting companies with large scale farming operations and governments/ companies that control economical amounts of feedstock (i.e., landfills, wastewater treatment plants, animal waste, crops and forest residues). Other companies that will be interested in licensing or partnering with Syntec include major process engineering companies, global ethanol producers, methanol producers and oil and gas companies. Based on preliminary assessment of the availability of economical amount of waste biomass as feedstock in North America, Syntec's catalysts could potentially produce over 1 billion gallons of ethanol per year.

               (2)    COMMON SHARES BEING ISSUED
                      NetCo Investments Inc. will be issuing 15,700,000 shares to Syntec Biofuel Inc. as consideration for the Syntec Assets being acquired by NetCo. The Assets including the Patent was valued by the Company at US$1,334,500. Syntec is a private company.

                      NetCo was called to trade on the OTC.B.B. on the 28th day of July, 2005.

                      --------------------------------------------------------
                                                            Hi          Lo
                      --------------------------------------------------------
                      2004       4th Quarter                   N/A         N/A
                                 3rd Quarter                   N/A         N/A
                                 2nd Quarter                   N/A         N/A
                                 1st Quarter                   N/A         N/A
                      --------------------------------------------------------
                      2005       4th Quarter            $     0.00  $     0.00
                                 3rd Quarter            $     0.03  $     0.03
                                 2nd Quarter                   N/A         N/A
                                 1st Quarter                   N/A         N/A
                      --------------------------------------------------------
                      2006       January                $     0.00  $     0.00
                                 February               $     0.53  $     0.49
                                 March                  $     0.00  $     0.00
                                 April                  $     2.00  $     0.10
                      --------------------------------------------------------

               (3)    SELECTED FINANCIAL DATA
                      Syntec has provided NetCo with their last three years of financial statements. All statements have been formatted under US GAAP. The most recent financial statements have been audited. See 17(b) 5 below:

                      Net Sales                                          Nil
                      Operating Revenue                             $110,854
                      Net Income (Loss) from operations per share      (0.03)
                      Total Assets                                  $100,372
                      Net Assets (i.e. working capital)             $ 65,289
                      Capital Stock (excl long term debt)             47,924
                      Dividends declared                                 nil
                      Diluted net income per share                  $  (0.03)

               (4)(i) MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS Syntec Biofuel Inc. ("Syntec" or the "Company") has, since inception in 2001, been involved in scientific research and development at laboratories at the University of British Columbia, Vancouver Canada and during the past 12 months at their own laboratory. Syntec has filed patents for the proprietary catalysts which they have developed during Phase 1 using precious metal material. They are now in Phase 2 of their development stage refining the catalyst makeup using non-precious metals to produce a commercially viable product. They expect to spend the next 9-12 months continuing development and working towards the filing of a second patent. Once this has been completed, the goal is to prove commercialization. The company requires approximately US$1 million to complete Phase 2 and be ready to test commercialization. They propose to use the funding to purchase equipment up to $300,000, pay staff wages of approximately $500,000 and the balance for working capital. Subsequent to completion of Phase 2, Syntec anticipates forming a strategic partnership with an established chemical manufacturer or small methanol producer to test the economic viability. The costs for Phase 3 are estimated at $1,500,000, which would be contributed by the strategic partner as an equity investment.

                      During the past 5 years the company, which is still in development stage, has been involved in research and development of catalysts that can be used in the conversion of Syngas (waste gas) into ethanol and higher order alcohols such as butanol. The company, in 2002, established proof of concept that the process works using precious metals as a catalyst, which was not economically viable. The Company continued working on improvements and in 2004 commenced research using non-precious metals as a catalyst and are in the development stage of laboratory testing and assessing results. There are multiple permutations that have to be checked and verified, which is being carried out at the companies laboratory. The company expects to have a second patent filed by year end and to have established an economical catalyst.

                      The costs expended to date have primarily been for wages, legal fees for patent applications in the USA and research and development. Funds have been raised from equity investors through the sale of shares and from the Canadian government agencies National Research Council of Canada and Natural Resources who continue to fund research and development.

                      The estimated costs for 2006 is approximately $500,000 for labor, $300,000 for equipment and $200,000 for legal and administration. The company expects to be reimbursed approximately CDN$315,000 by Canadian government agencies. NetCo has undertaken to raise US$1 million to fund this development

                      A.   OPERATING RESULTS
                           There have been no significant factors, including unusual or infrequent events or new developments, materially affecting the company's income from operations as the company has been exclusively working in Research and Development they have not had any sales nor earned any operational revenue.

                      B.   LIQUIDITY AND CAPITAL RESOURCES
                           1  a)  The company has relied on equity investors and
                                  government funding to finance the operation of the company. The Company is currently being funded by shareholders at the rate of approximately $20,000 per month. This is insufficient for the Company to achieve its milestones and it is relying on NetCo Investments Inc. to raise capital to enable the Company to complete their objectives.

                              b)  In 2003 the company raised US$46,436 by
                                  issuing common shares.
                                  In 2004 the company raised US$63,446 by
                                  issuing common shares.
                                  In 2005 the company raised US$200,000 by issuing common shares.

                              c) In 2003 the Company received US$203,360 from Canadian Government Agencies.
                                  In 2004 the Company received US$134,034 from
                                  Canadian Government Agencies.
                                  In 2005 the Company received US$110,807 from
                                  Canadian Government Agencies.

                              d)  Bank loans at the end of 2003      Nil
                                  Bank loans at the end of 2004      US$35,184
                                  Bank loans at the end of 2005      US$14,349

                         C.   RESEARCH AND DEVELOPMENT, PATENTS AND LICENSES,
                              ETC.
                              The overall Syntec Biofuel process consists of a thermo-chemical catalytic synthesis of synthetic gas (Syngas) into ethanol from almost any source of carbon which is found in renewable feedstock such as manure, sewage digester gas, landfill gas, wood waste, agricultural and forest residue, natural gas and coal bed methane. The development policy for the past three years was perfecting a catalyst that processed syngas into ethanol and patenting the catalyst and having a prototype plant built for testing the catalyst in a landfill environment.

                              In 2003 the Company spent US$15,699 on patent applications.
                              In 2004 the company spent US$1,233 on patent applications.
                              In 2005 the company spent US$5,593 on patent applications.

                              In 2004 the company spent US$68,271 building a prototype plant designed, constructed and commissioned to test the catalyst.
                              In 2005 the company spent US$1,432 on the prototype to test the catalyst.

                         D.   TREND INFORMATION.
                              The Company is still in development stage and will therefore not be affected by any trends in production or sales for the coming year.

                         E.   OFF-BALANCE SHEET ARRANGEMENTS
                              There are no off-balance sheet arrangements.

                    (5)  FINANCIAL STATEMENTS
                         Syntec has provided NetCo with their last three years of financial statements. All statements have been US GAAP formatted. The most recent financial statement has been audited. See Financial Statements Attached as Appendix C.

                    (6)  INTERIM FINANCIAL STATEMENTS
                         Not required.

                    (7)  SCHEDULES
                         Not applicable.


THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TOTAL NUMBER OF SHARES OF OUR ISSUED AND OUTSTANDING CAPITAL STOCK IS REQUIRED TO APPROVE THE "ASSET PURCHASE AND ASSIGNMENT AGREEMENT" ENTERED INTO WITH SYNTEC BIOFUEL INC. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AGREEMENT.

     FOR____________ AGAINST______________ ABSTAIN________________

--------------------------------------------------------------------------------
APPROVAL OF THE STOCK PLAN
--------------------------------------------------------------------------------

ITEM NO. 4 - APPROVE THE COMPANY'S STOCK OPTION PLAN

The Company has drafted a stock incentive plan, the 2006 Combined Incentive and Non-Qualified Stock Option Plan (the "2006 Plan") and wishes to obtain shareholder approval.

Key strategic objectives in the Company's compensation program are to provide a means by which NetCo Investments Inc., may attract, reward and retain services or advice of current or future employees, officers, directors, consultants and agents of the Company and to provide added incentives to them by encouraging stock ownership in the Company.

The Company will be required to compete for skilled employees with companies offering broad option programs. We believe that by allowing the Company to offer its' employees long-term performance-based compensation through the 2006 Plan, the Company will be able to attract, motivate and retain experienced and highly qualified employees who will contribute to the Company's financial success. The 2006 Plan also enables the Company to obtain the services of highly qualified consultants and other advisors and service providers.

The 2006 Plan allows for the issuance of stock awards and stock options. To date, the 2006 Plan has not been used to compensate any key employees, officers, directors, consultants or agents.

KEY FEATURES OF THE 2006 PLAN

The 2006 Plan permits the grant of Incentive Stock Options (ISO's) and Non-qualified Stock Options (NSO's). Such options or stock awards are to be issued for the primary purpose of attracting, motivating, retaining and rewarding talented and experienced employees, consultants and service providers. Some of the key features of the 2006 Plan include:

     -    The Plan Life is Limited. Grants can be made under the 2006 Plan over
          ------------------------
          the 10 years period ending in May 2016 or shorter period determined by the Board of Directors.

     -    Limit on Shares Authorized. The 2006 Plan authorizes 10% of the issued
          --------------------------
          and outstanding Common Shares for issuance pursuant to grants under the 2006 Plan. As awards are made, this number is reduced, and shares are added back into the pool of available shares only if options or stock awards are surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised.

     -    Limit on Transferability of Options. Options granted under the 2006
          -----------------------------------
          Plan may not be transferred, assigned, pledged or hypothecated in any manner, other than by will or by the applicable laws of descent and distribution. Options granted shall be exercisable during the Optionee's lifetime only by the Optionee. Any purported transfer or assignment in violation of this provision shall be void.

     -    Certain Material Amendments to the Plan Require Shareholder Approval.
          --------------------------------------------------------------------
          The 2006 Plan requires shareholder approval to amend provisions of the plan that would increase the total number of shares available for issuance under the Plan, or modify the class of employees eligible to receive Options.

     -    Plan Administration. The 2006 Plan shall be administered by the Board
          -------------------
          of Directors or, if the Board shall authorize a committee to administer the 2006 Plan, by such committee to the extent so authorized; provided, however, that only the Board of Directors may suspend, amend or terminate the 2006 Plan and provided further that a committee that includes officers of the Company shall not be permitted to grant options to persons who are officers of the Company.

DESCRIPTION OF THE 2006 PLAN

Certain provisions of the 2006 Plan are summarized below. The complete text of the 2006 Plan is attached to this Information Statement as Appendix B, and the following description of the 2006 Plan is qualified in its entirety by reference to Appendix B.

     ELIGIBILITY. All current or future employees, officers, directors, non-employee agents and consultants of the Company and its subsidiaries are eligible to be selected for grants under the 2006 Plan.

     ADMINISTRATION. The 2006 Plan shall be administered by the Board of Directors of the Company (the "Board") or, if the Board shall authorize a committee to administer this Plan, by such committee to the extent so authorized; provided, however, that only the Board of Directors may suspend, amend or terminate this Plan and provided further that a committee that includes officers of the Company shall not be permitted to grant options to persons who are officers of the Company. The administrator of this Plan is referred to as the "Plan Administrator".

     STOCK OPTIONS. The Plan Administrator will determine the individuals to whom options will be granted, the option price, the number of shares to be covered by each option, the period of each option and the times at which options may be exercised and whether the option is an incentive stock option (intended to meet all of the requirements of an incentive stock option as defined in Section 422 of the Code) or a non-qualified option.

     Incentive Stock Options may be granted under this Plan only to employees of the company or its subsidiaries, including employees who are directors.

     No employee may be granted Incentive Stock Options under this Plan to the extent that the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year, under this Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any subsidiary, exceeds $100,000. To the extent that any option designated as an Incentive Stock Option exceeds the $100,000 limit, such option shall be treated as a Non-Qualified Stock Option. In making this determination, options shall be taken into account in the order in which they were granted, and the fair market value of the shares of Common Stock shall be determined as of the time that the option with respect to such shares was granted.

     An Incentive Stock Option may be granted under this Plan to an employee possessing more than 10% of the total combined voting power of all classes of stock of the Company (as determined pursuant to the attribution rules contained in Section 424(d) of the Code) only if the exercise price is at least 110% of the fair market value of the common Stock subject to the option on the date the option is granted and only if the option by its terms is not exercisable after the expiration of five years from the date it is granted.

     No Incentive Stock Option granted under this Plan may be exercised unless at the time of such exercise the Optionee is employed by the Company or any subsidiary of the company and the Optionee has been so employed continuously since the date such option was granted.

     Incentive Stock Options granted under this Plan shall continue in effect for the period fixed by the Plan Administrator, except that no Incentive Stock Option shall be exercisable after ten years from the date it is granted.

     The exercise price shall not be less than 100% of the fair market value of the shares of Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value of shares shall be the closing price per share of the Common Stock on the date of grant as reported on a securities quotation system or stock exchange. If such shares are not so reported or listed, the Plan Administrator shall determine the fair market value of the shares of Common Stock in its discretion.

     RESTRICTED, COMPENSATION AND BONUS STOCK AWARDS. The 2006 Plan provides that the Plan Administrator may make restricted stock grants and issue compensation and bonus shares under the 2006 Plan for any consideration (including services) determined by the Committee. Shares issued under the 2006 Plan will be subject to the terms, conditions and restrictions determined by the Plan Administrator. Upon the issuance of such stock awards, the number of shares reserved for issuance under the 2006 Plan will be reduced by the number of shares issued.

     CHANGES IN CAPITAL STRUCTURE. The 2006 Plan provides that if the outstanding Common Shares of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of stock split, stock dividend or consolidation of shares or any like capital stock adjustment, appropriate adjustment will be made by the Plan Administrator in the number and kind of shares available for grants under the 2006 Plan and in all other share amounts set forth in the 2006 Plan.

In the event of a merger, sale of assets or other transaction to which the Company is a party, or any sale, lease, exchange or other transfer of all or substantially all of the Company's assets (each a "Transaction"), the Plan Administrator will, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options and stock appreciation rights under the 2006 Plan:
(i) outstanding options
shall remain in effect in accordance with their terms; (ii) outstanding options shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be issued to holders of shares of the Company. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied; (iii) the Board of Directors provides a period before the consummation of the Transaction during which outstanding options shall be exercisable to the extent vested and, on the expiration of such period, all unexercised options shall immediately terminate. The Board of Directors, in its sole discretion, may accelerate the vesting of such options so that they are exercisable in full during such period; or (iv) the Board of Directors shall take such other action with respect to outstanding options as the Board deems to be in the best interests of the Company.

     AMENDMENTS. The Board of Directors may at any time suspend, amend or terminate this Plan, provided that the approval of the Company's shareholders is necessary within twelve months before or after the adoption by the Board of Directors of any amendment that will (i) increase the number of shares of Common Stock to be reserved for the issuance of options under this Plan; (ii) permit the granting of stock options to a class of persons other than those now permitted to receive stock options under this Plan; or (iii) require shareholder approval under applicable law, including Section 16(b) of the Exchange Act.

THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TOTAL NUMBER OF SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY, ASSUMING A QUORUM IS PRESENT, IS REQUIRED TO APPROVE THE ADOPTION OF THE STOCK INCENTIVE PLAN. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE STOCK INCENTIVE PLAN.

     FOR____________ AGAINST______________ ABSTAIN________________

--------------------------------------------------------------------------------
ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------

ITEM NO. 5 - CHANGING OF THE COMPANY NAME

On April 7th 2006, the Company entered into an Asset Purchase and Assignment Agreement (the "Agreement") with Syntec Biofuel Inc. ("Syntec") which included the right to use the name Syntec Biofuel.

Syntec is a chemical research company working to develop, patent and commercialize catalysts for the cost-effective production of ethanol and higher order alcohols from renewable and waste sources. NetCo is pursing this acquisition as they wish to broaden their business base and introduce a business model that has substantial potential for success and will enable NetCo to more easily raise capital for their Vitabeast business as well as for the Syntec business.

Management believes that the alternative fuel industry will propel them to greater success and we propose that the existing name of NetCo Investments Inc. be changed to Syntec Biofuel Inc. or similar such name based on the approval from the authorities in the State of Washington.

There is also much confusion between our Company name and that of Netco Investments Inc. (incorporated in Texas), symbol NTCV trading on the Pink Sheets, who have been fraudulently using our news releases to promote their company stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE CHANGING THE NAME OF THE COMPANY FROM NETCO INVESTMENTS INC. TO SYNTEC BIOFUEL INC. OR SUCH OTHER NAME, AS APPROVED BY LOCAL AUTHORITIES.

     FOR____________ AGAINST______________ ABSTAIN________________

--------------------------------------------------------------------------------
INCORPORATION OF SUBSIDIARIES
--------------------------------------------------------------------------------

ITEM NO. 6 - APPROVAL TO FORM WHOLLY-OWNED SUBSIDIARIES

NetCo proposes to incorporate or acquire three wholly-owned subsidiaries to manage different aspects of the Company's business operations. The proposed subsidiaries would be as follows:

     (i) VITABEAST.COM INC. - a wholly-owned subsidiary, to acquire and operate the pet food side of the business.
     (ii) SYNTEC BIOFUEL INC. - a wholly-owned subsidiary, to be incorporated in the Province of British Columbia, to operate the Ethanol side of the business.

     (iii) ECO-METHANOL INC. - a wholly-owned subsidiary to operate the methanol side of the business. Eco-methanol Inc. is a B.C. corporation and currently has no material assets or liabilities. With the shareholder's approval, Eco-methanol Inc. will be acquired as a wholly-owned subsidiary for CDN$500, as this is less expensive then setting up a new corporation and allows the retention of the name "Eco-methanol Inc."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO INCORPORATE OR ACQUIRE THE THREE WHOLLY-OWNED SUBSIDIARIES TO MANAGE DIFFERENT ASPECTS OF NETCO'S BUSINESS OPERATIONS.

     FOR____________ AGAINST______________ ABSTAIN________________

--------------------------------------------------------------------------------
APPOINTMENT OF INDEPENDENT AUDITORS FOR FISCAL 2006
--------------------------------------------------------------------------------

ITEM NO. 7 - APPOINTMENT OF AUDITORS

Amisano Hanson, Independent Certified Public Accountants, have served as the Company's independent auditors since the period ending December 31 2002. The Board of Directors wishes to reappoint Amisano Hanson as the Company's independent auditor for the fiscal year ending December 31, 2006 at a remuneration to be fixed by the Directors. No representative of Amisano Hanson is expected to be present at the Annual Meeting.

ACCOUNTING FEES
The following table presents fees for the professional audit services rendered by Amisano Hanson for the audit of the Company's annual financial statements for fiscal 2005, 2004, 2003 and 2002 and fees billed for other services rendered by Amisano Hanson during that period.

     -----------------------------------------------------
                          2005      2004      2003    2002
     -----------------------------------------------------
     Audit fees      12,578.00  8,255.00  5,909.00  500.00
     -----------------------------------------------------
     All other fees       0.00      0.00      0.00    0.00
     -----------------------------------------------------
     Total fees      12,578.00  8,255.00  5,909.00  500.00
     -----------------------------------------------------

The Company incurred no aggregate fees billed for services rendered by the Principal Accountants other than the services covered under "Audit Fees" in this section.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPOINTMENT OF AMISANO HANSON, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

     FOR____________ AGAINST______________ ABSTAIN________________

--------------------------------------------------------------------------------
OTHER BUSINESS
--------------------------------------------------------------------------------

ITEM NO. 8 - TRANSACT OTHER BUSINESS

To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEM 8.

     FOR____________ AGAINST______________ ABSTAIN________________

--------------------------------------------------------------------------------
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
--------------------------------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish to the Company copies of all Section 16(a) forms they file.

Based solely on Company management's review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") for the Company's most recent fiscal year (the fiscal year ending December 31, 2005), all current officers and directors of the Company appear to be in compliance with Section 16(a).

--------------------------------------------------------------------------------
ANNUAL REPORT
--------------------------------------------------------------------------------

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Information Statement and is hereby incorporated by reference into this Information Statement, including the financial statements that are part of our Annual Report. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, Quarterly Report on Form10-QSB for the period ended March 31, 2005, Quarterly Report on Form 10-QSB for the period ended June 30, 2005 and Quarterly Report on Form 10Q-SB for the period ended September 30, 2005 are each incorporated by reference into this Information Statement. Additional copies of this Information Statement and/or the Annual Report, as well as copies of the Quarterly Report may be obtained without charge, upon written request, to NetCo Investments Inc., Suite 206, 388 Drake Street, Vancouver, British Columbia CANADA V6B 6A8 oron the Internet at WWW.SEC.GOV from the SEC's EDGAR database.

BY ORDER OF THE BOARD OF DIRECTORS


Michael Jackson
President and CEO
Vancouver, British Columbia
May 29, 2006

                                                                      APPENDIX A


                       Washington Business Corporation Act
                       Revised Code of Washington ("RCW")

                                 CHAPTER 23B.13
                               DISSENTER'S RIGHTS


23B.13.010 - DEFINITIONS.
As used in this chapter:

(1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under RCW 23B.13.020 and who exercises that right when and in the manner required by RCW 23B.13.200 through 23B.13.280.

(3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

(5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

(6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(7)  "Shareholder" means the record shareholder or the beneficial shareholder.

--------------------------------------------------------------------------------

23B.13.020 - RIGHT TO DISSENT.

(1) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     (a)  Consummation of a plan of merger to which the corporation is a party
          (i) if shareholder approval is required for the merger by RCW 23B.11.030, 23B.11.080, or the articles of incorporation, and the shareholder is entitled to vote on the merger, or (ii) if the corporation is a subsidiary that is merged with its parent under RCW 23B.11.040;

     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

     (c) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or


                                                                        Page A-1
          substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

     (d) An amendment of the articles of incorporation, whether or not the shareholder was entitled to vote on the amendment, if the amendment effects a redemption or cancellation of all of the shareholder's shares in exchange for cash or other consideration other than shares of the corporation; or

     (e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(2) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this chapter may not challenge the corporate action creating the shareholder's entitlement unless the action fails to comply with the procedural requirements imposed by this title, RCW 25.10.900 through 25.10.955, the articles of incorporation, or the bylaws, or is fraudulent with respect to the shareholder or the corporation.

(3) The right of a dissenting shareholder to obtain payment of the fair value of the shareholder's shares shall terminate upon the occurrence of any one of the following events:

     (a)  The proposed corporate action is abandoned or rescinded;

     (b) A court having jurisdiction permanently enjoins or sets aside the corporate action; or

     (c) The shareholder's demand for payment is withdrawn with the written consent of the corporation.

--------------------------------------------------------------------------------

23B.13.030 - DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one person and delivers to the corporation a notice of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the dissenter dissents and the dissenter's other shares were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if:

     (a) The beneficial shareholder submits to the corporation the record shareholder's consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights, which consent shall be set forth either (i) in a record or (ii) if the corporation has designated an address, location, or system to which the consent may be electronically transmitted and the consent is electronically transmitted to the designated address, location, or system, in an electronically transmitted record; and

     (b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

--------------------------------------------------------------------------------

23B.13.200 - NOTICE OF DISSENTERS' RIGHTS.

(1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or


                                                                        Page A-2
     may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.

(2) If corporate action creating dissenters' rights under RCW 23B.13.020 is taken without a vote of shareholders, the corporation, within ten days after the effective date of such corporate action, shall deliver a notice to all shareholders entitled to assert dissenters' rights that the action was taken and send them the notice described in RCW 23B.13.220.

--------------------------------------------------------------------------------

23B.13.210 - NOTICE OF INTENT TO DEMAND PAYMENT.

(1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must (a) deliver to the corporation before the vote is taken notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effected, and (b) not vote such shares in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment for the shareholder's shares under this chapter.

--------------------------------------------------------------------------------

23B.13.220 - DISSENTERS' RIGHTS - NOTICE.

(1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is authorized at a shareholders' meeting, the corporation shall deliver a notice to all shareholders who satisfied the requirements of RCW 23B.13.210.

(2) The notice must be sent within ten days after the effective date of the corporate action, and must:

     (a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

     (b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

     (d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the notice in subsection (1) of this section is delivered; and

     (e)  Be accompanied by a copy of this chapter.

--------------------------------------------------------------------------------

23B.13.230 - DUTY TO DEMAND PAYMENT.

(1) A shareholder sent a notice described in RCW 23B.13.220 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to RCW 23B.13.220(2)(c), and deposit the shareholder's certificates, all in accordance with the terms of the notice.

(2) The shareholder who demands payment and deposits the shareholder's share certificates under subsection (1) of this section retains all other rights of a shareholder until the proposed corporate action is effected.


                                                                        Page A-3

(3) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the notice, is not entitled to payment for the shareholder's shares under this chapter.

--------------------------------------------------------------------------------

23B.13.240 - SHARE RESTRICTIONS.

(1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is effected or the restriction is released under RCW 23B.13.260.

(2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until the effective date of the proposed corporate action.

--------------------------------------------------------------------------------

23B.13.250 - PAYMENT.

(1) Except as provided in RCW 23B.13.270, within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the corporation shall pay each dissenter who complied with RCW 23B.13.230 the amount the corporation estimates to be the fair value of the shareholder's shares, plus accrued interest.

(2)  The payment must be accompanied by:

     (a) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

     (b) An explanation of how the corporation estimated the fair value of the shares;

     (c)  An explanation of how the interest was calculated;

     (d) A statement of the dissenter's right to demand payment under RCW 23B.13.280; and

     (e)  A copy of this chapter.

--------------------------------------------------------------------------------

23B.13.260 - FAILURE TO TAKE ACTION.

(1) If the corporation does not effect the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.

(2) If after returning deposited certificates and releasing transfer restrictions, the corporation wishes to undertake the proposed action, it must send a new dissenters' notice under RCW 23B.13.220 and repeat the
                                                  ----------
     payment demand procedure.

--------------------------------------------------------------------------------

23B.13.270 - AFTER-ACQUIRED SHARES.

(1) A corporation may elect to withhold payment required by RCW 23B.13.250 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(2)  To the extent the corporation elects to withhold payment under subsection
     (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full


                                                                        Page A-4
     satisfaction of the dissenter's demand. The corporation shall send with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under RCW 23B.13.280.

--------------------------------------------------------------------------------

23B.13.280 - PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

(1) A dissenter may deliver a notice to the corporation informing the corporation of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under RCW 23B.13.250, or reject the corporation's offer under RCW 23B.13.270 and demand payment of the dissenter's estimate of the fair value of the dissenter's shares and interest due, if:

     (a) The dissenter believes that the amount paid under RCW 23B.13.250 or offered under RCW 23B.13.270 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

     (b) The corporation fails to make payment under RCW 23B.13.250 within sixty days after the date set for demanding payment; or

     (c) The corporation does not effect the proposed action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

(2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand under subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

--------------------------------------------------------------------------------

23B.13.300 - COURT ACTION.

(1) If a demand for payment under RCW 23B.13.280 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(2) The corporation shall commence the proceeding in the superior court of the county where a corporation's principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(4) The corporation may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of the corporation, complied with the provisions of this chapter. If the court determines that such shareholder has not complied with the provisions of this chapter, the shareholder shall be dismissed as a party.

(5) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to


                                                                        Page A-5
     it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(6) Each dissenter made a party to the proceeding is entitled to judgment (a) for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or (b) for the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under RCW 23B.13.270.

--------------------------------------------------------------------------------

23B.13.310 - COURT COSTS AND COUNSEL FEES.

(1) The court in a proceeding commenced under RCW 23B.13.300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under RCW 23B.13.280.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of RCW 23B.13.200 through 23B.13.280; or

     (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by chapter 23B.13 RCW.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.


                                                                        Page A-6

                                                                      APPENDIX B


           2006 COMBINED INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN


1. PURPOSE. The purpose of the 2006 Combined Incentive and Nonqualified Stock Option Plan (the "Plan") is to provide a means by which NetCo Investments Inc., a Washington corporation (the "Company"), may attract, reward and retain services or advice of current or future employees, officers, directors, consultants and agents of the Company and to provide added incentives to them by encouraging stock ownership in the Company.

2. ADMINISTRATION. This Plan shall be administered by the Board of Directors of the Company (the "Board") or, if the Board shall authorize a committee to administer this Plan, by such committee to the extent so authorized; provided, however, that only the Board of Directors may suspend, amend or terminate this Plan as provided in Section 13, and provided further that a committee that includes officers of the Company shall not be permitted to grant options to persons who are officers of the Company. The administrator of this Plan is referred to as the "Plan Administrator".

     2.1  Procedures. The Board of Directors shall designate one member of the
          ----------
          Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall constitute valid acts of the Plan Administrator.

     2.2  Powers. Subject to the specific provisions of this Plan, the Plan
          ------
          Administrator shall have the authority, in its discretion:

          (a) to grant the stock options described in Section 6, including Incentive Stock Options and Non-Qualified Stock Options, and to designate each option granted as an Incentive Stock Option or a Non-Qualified Stock Option;

          (b) to determine, in accordance with section 6.1 (f) of this Plan, the fair market value of the shares of common stock subject to options;

          (c)  to determine the exercise price per share of options;

          (d) to determine the Optionees to whom, and the time or times at which, options shall be granted and the number of shares of common stock to be represented by each option;

          (e)  to interpret this Plan;

          (f) prescribe, amend and rescind rules and regulations relating to this Plan;

          (g) to determine the terms and provisions of each option granted (which need not be identical) and, with the consent of the Optionee, modify or amend each option;

          (h) to reduce the exercise price per share of the outstanding and unexercised options;

          (i) to defer, with the consent of the Optionee, or to accelerate the exercise date of any option;

          (j) to waive or modify any term or provisions contained in any option applicable to the underlying shares of common stock;


                                                                        Page B-1

          (k) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option previously granted by the Plan Administrator; and

          (l) to make all other determinations deemed necessary or advisable for the administration of this Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan, any option issued hereunder or of any rule or regulation promulgated in connection herewith and all actions taken by the Plan Administrator shall be conclusive and binding on all interested parties. The Plan Administrator may delegate administrative functions to individuals who are officers or employees of the Company.

     2.3  Limited Liability. No member of the Board of Directors or the Plan
          -----------------
          Administrator or officer of the Company shall be liable for any action or inaction of the entity or body, or another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the explicit provisions hereof, the Board of Directors and Plan Administrator may act in their absolute discretion in all matters related to the Plan.

     2.4  Securities Exchange Act of 1934. At any time that the Company has a
          -------------------------------
          class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with Rule 16b-3 adopted under the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations, proposed and final, thereunder, as all may be amended from time to time, and each member of the Plan Administrator shall be a "disinterested director" and an "outside director" with the meaning of such Rule 16b-3 and Section 162(m), respectively.

3.   STOCK SUBJECT TO THIS PLAN. Subject to adjustment as provided below and in
     Section 11 hereof, the stock subject to this Plan shall be the Company's common stock (the "Common Stock") and the total number of shares of Common Stock to be delivered on the exercise of all options granted under this Plan shall not exceed the greater of 2,000,000 as such Common Stock was constituted on the Effective Date of this Plan (as defined in Section 16 hereof) or the number of shares as determined by the Plan Administrator under the next sentence. The total number of shares of Common Stock subject to this Plan may be adjusted (increase or decrease) from time to time by the Plan Administrator, but such number, if increased shall not exceed 10% of the Common Stock as issued and outstanding at the time of such adjustment. Any decrease in the total number of shares of Common Stock subject to the Plan shall not affect the validity of any options granted and outstanding prior to such adjustment. If any option granted under this Plan expires, is surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the un-purchased shares subject thereto shall again be available for purposes of this Plan, including for replacement options that may be granted in exchange for such surrendered, cancelled or terminated options. Shares issued on exercise of options granted under this Plan may be subject to restrictions on transfer, repurchase rights or other restrictions as determined by the Plan Administrator.

4.   ELIGIBILITY.

     4.1  Optionees. The Plan Administrator may award options to any current or
          ---------
          future employee, officer, agent, consultant or director of the Company or its subsidiaries. Any party to whom an option is granted under this Plan is referred to as an "Optionee".

     4.2  Subsidiaries. As used in this Plan, the term "subsidiary" of a company
          ------------
          shall include any corporation in which such company owns, directly or indirectly, at the time of the grant of an option hereunder, stock having 50% or more of the total combined voting power of all classes of stock thereof.

5. OPTION AGREEMENTS. Options granted under this Plan shall be evidenced by written stock option agreements (the " Option Agreements") that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are


                                                                        Page B-2
     consistent with this Plan. All Option Agreements shall include or incorporate by reference the applicable terms and conditions contained in this Plan.

6. AWARDS. The Plan Administrator, from time to time, may take the following actions, separately or in combination, under this Plan:

     (a) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to any employee of the Company or its subsidiaries, as provided in Section 6.1 of this Plan;

     (b) grant options other than Incentive Stock Options ("Non-Qualified Stock Options") as provided in Section 6.2 of this Plan;

     (c) grant options to officers, employees and others in foreign jurisdictions, as provided in Section 8 of this Plan; and

     (d)  grant options in certain acquisition transactions, as provided in
          Section 9 of this Plan. No employee may be granted options to acquire more than 100,000 shares in any fiscal year of the Company.

     6.1  Incentive Stock Options. Incentive Stock Options shall be subject to
          -----------------------
          The following terms and conditions:

          (a) Incentive Stock Options may be granted under this Plan only to employees of the company or its subsidiaries, including employees who are directors.

          (b) No employee may be granted Incentive Stock Options under this Plan to the extent that the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year, under this Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any subsidiary, exceeds $100,000. To the extent that any option designated as an Incentive Stock Option exceeds the $100,000 limit, such option shall be treated as a Non-Qualified Stock Option. In making this determination, options shall be taken into account in the order in which they were granted, and the fair market value of the shares of Common Stock shall be determined as of the time that the option with respect to such shares was granted.

          (c) An Incentive Stock Option may be granted under this Plan to an employee possessing more than 10% of the total combined voting power of all classes of stock of the Company (as determined pursuant to the attribution rules contained in Section 424(d) of the Code) only if the exercise price is at least 110% of the fair market value of the common Stock subject to the option on the date the option is granted, as described in Section 6.1(f) of this Plan, and only if the option by its terms is not exercisable after the expiration of five years from the date it is granted.

          (d) Except as provided in Sections 6.5 of this Plan, no Incentive Stock Option granted under this Plan may be exercised unless at the time of such exercise the Optionee is employed by the Company or any subsidiary of the company and the Optionee has been so employed continuously since the date such option was granted.

          (e) Subject to Sections 6.1(c) and 6.1(d) of this Plan, Incentive Stock Options granted under this Plan shall continue in effect for the period fixed by the Plan Administrator, except that no Incentive Stock Option shall be exercisable after ten years from the date it is granted.


                                                                        Page B-3

          (f) The exercise price shall not be less than 100% of the fair market value of the shares of Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value of shares shall be the closing price per share of the Common Stock on the date of grant as reported on a securities quotation system or stock exchange. If such shares are not so reported or listed, the Plan Administrator shall determine the fair market value of the shares of Common Stock in its discretion.

          (g) The provisions of clauses (b) and (c) of this Section shall not apply if either the applicable sections of the Code or the regulations thereunder are amended so as to change or eliminate such limitations or to permit appropriate modifications of those requirements by the Plan Administrator.

     6.2  Non-Qualified Stock Options. Non-Qualified Stock Options shall be
          ---------------------------
          subject to the following terms and conditions:

          (a) The exercise price may be more or less than or equal to the fair market value of the shares of Common Stock covered by the Non-Qualified Stock Option on the date the option is granted, and the exercise price may fluctuate based on criteria determined by the Plan Administrator. The fair market value of shares of Common Stock covered by a Non-Qualified Stock Option shall be determined by the Plan Administrator, as described in Section 6.1(f).

          (b) Unless otherwise established by the Plan Administrator, any Non-Qualified Stock Option shall terminate ten years after the date it is granted.

     6.3  Vesting. To ensure that the Company will achieve the purposes of and
          -------
          receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall be exercisable according to a vesting schedule or no vesting schedule as established or determined by the Plan Administrator.

     6.4  Non-transferability. Options granted under this Plan and the rights
          -------------------
          and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, shall not be subject to execution, attachment or similar process, and shall be exercisable during the Optionee's lifetime only by the Optionee. Any purported transfer or assignment in violation of this provision shall be void.

     6.5  Termination of Options.
          ----------------------

          (a) Generally. Unless otherwise determined by the Plan Administrator or specified in the Optionee's Option Agreement, if the Optionee's employment or service with the Company terminates for any reason other than for cause, resignation, retirement, disability or death, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three month period, that portion of the Optionee's option that was exercisable at the time of such termination of employment or service (provided the conditions of Section 7.4 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option.

          (b)  For Cause: Resignation.

               i. If an Optionee is terminated for cause or resigns in lieu of dismissal, any option granted hereunder shall be deemed to have terminated as of the time of the first act that led or would have led to the termination for cause or resignation in lieu of dismissal and such Optionee shall thereupon have no right to purchase any shares of Common Stock pursuant to the exercise of such option, and any such exercise shall be null and void. Termination for "cause" shall include:


                                                                        Page B-4

                    (i) the violation by the Optionee of any reasonable rule or policy of the Board of Directors or the Optionee's superiors or the chief executive officer or the chief operating officer of the Company that results in damage to the Company or which, after notice to do so, the Optionee fails to correct within a reasonable time;

                    (ii) any wilful misconduct or gross negligence by the Optionee in the responsibilities assigned to him or her;

                    (iii) any wilful failure to perform his or her job as
                          required to meet the objectives of the Company;

                    (iv) any wrongful conduct of an Optionee that has an adverse impact on the Company or that constitutes a misappropriation of the assets of the Company;

                    (v)   unauthorized disclosure of confidential information;
                          or

                    (vi) the Optionee's performing services for any other company or person that competes with the Company while he or she is employed by or provides services to the Company, without the written approval of the chief executive officer of the Company.

                    "Resignation in lieu of dismissal" shall mean a resignation by an Optionee of the employment with or service to the Company if:

                    (i) the Company has given prior notice to such Optionee of its intent to dismiss the Optionee for circumstances that constitute cause; or

                    (ii) within two months of the Optionee's resignation, the chief operating officer or the chief executive officer of the Company or the Board of Directors determines, which determination shall be final and binding, that such resignation was related to an act that would have led to a termination for cause.

               ii. If an Optionee resigns from the Company, the right of the Optionee to exercise his or her option shall be suspended for a period of two months from the date of the resignation, unless the chief executive officer of the Company or the Board of Directors determines otherwise in writing. Thereafter, unless there is a determination that the Optionee resigned in lieu of dismissal, the option may be exercised at any time before the earlier of:

                    (i) the expiration date of the option (which shall have been similarly suspended); or

                    (ii) the expiration of three months after the date of
                         resignation, for that portion of the Optionee's option that was exercisable at the time of such resignation (provided the conditions of Section 7.4 and any other conditions specified in the Option Agreement shall have been met at the date of exercise of such option).

          (c) Retirement. Unless otherwise determined by the Plan Administrator, if an Optionee's employment or service with the Company is terminated with the Company's approval for reasons of age, the Option may be exercised at any time before the earlier of:

               i.   the expiration date of the option; or


                                                                        Page B-5

               ii. the expiration of three months after the date of such termination of employment or service (provided the conditions of Section 7.4 and any other conditions specified in the Option Agreement shall have been met at the date of exercise of such option).

          (d) Disability. Unless otherwise determined by the Plan Administrator, if an Optionee's employment or relationship with the Company terminates because of a permanent or total disability (as defined in Sections 22(e)(3) of the Code), the option may be exercised at any time before the earlier of:

               i.   the expiration date of the option; or

               ii. the expiration of 12 months after the date of such termination, for up to the full number of shares of Common Stock covered thereby, including any portion not yet vested (provided the conditions of Section 7.4 and any other conditions specified in the Option Agreement shall have been met be the date of exercise of such option).

          (e) Death. Unless otherwise determined by the Plan Administrator, in the event of the death of an Optionee while employed by or providing service to the Company, the option may be exercised at any time before the earlier of:

               i.   the expiration date of the option; or

               ii. the expiration of 12 months after the date of death by the person or persons to whom such Optionee's rights under the option shall pass by the Optionee's will or by the applicable laws of descent and distribution, for up to the full number of shares of Common Stock covered thereby, including any portion not yet vested (provided the conditions of Section 7.4 and any other conditions specified in the Option Agreement shall have been met be the date of exercise of such option).

          (f) Extension of Exercise Period Applicable to Termination. The Plan Administrator, at the time of grant or at any time thereafter, may extend the one month, three month and 12 month exercise periods to any length of time not longer than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Plan Administrator may determine; provided, that any extension of the exercise period or other modification of an Incentive Stock Option shall be subject to the written agreement and acknowledgment by the Optionee that the extension of modification disqualifies the option as an Incentive Stock Option.

          (g) Failure to Exercise Option. To the extent that the option of any deceased Optionee or of any Optionee whose employment or service terminates is not exercised within the applicable period, all rights to purchase shares of Common Stock pursuant to such options shall cease and terminate.

          (h) Transfers; Leaves. For purposes of this Section 6.5, a transfer of employment or other relationship between or among the Company and/or any subsidiaries shall not be deemed to constitute a termination of employment or other cessation of relationship with the Company or any of its subsidiaries. For purposes of this
               Section 6.5, with respect to Incentive Stock Options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator) in accordance with the policies of the Company.

     6.6  Legends. Each certificate representing shares of the Common Stock
          -------
          issued under the Plan upon exercise of an Option may, if the Plan Administrator otherwise determines, contain on its face the notice "SEE TRANSER RESTRICTIONS ON REVERSE" and on its reverse any other legends that are required by the terms and


                                                                        Page B-6
          conditions of the Plan or that the Administrative Committee in its discretion deems necessary or appropriate. The Company may cause the transfer agent for the Common Stock to place a stop transfer order with respect to such shares.

7.   EXERCISE.

     7.1  Procedure. Subject to the provisions of Section 6.3 above, each option
          ---------
          may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased on any exercise of any option granted hereunder and that only whole shares will be issued pursuant to the exercise of any option (the number of 100 shares shall not be changed by any transaction or action described in Section 9 or
          Section 11 unless the Plan Administrator determines that such a change is appropriate). Options shall be exercised by delivery to the Secretary of the Company or his or her designated agent of notice of the number of shares with respect to which the option is exercised, together with payment in full of the exercise price and any applicable withholding taxes.

     7.2  Payment. Payment of the option exercise price shall be made in full
          -------
          when the notice of exercise of the option is delivered to the Secretary of the Company, or his or her designated agent, and shall be in cash or bank certified or cashier's check or through irrevocable instructions to a stock broker to deliver the amount of sales proceeds necessary to pay the appropriate exercise price and withholding tax obligations, all in accordance with applicable governmental regulations, for the shares of Common Stock being purchased. The Plan Administrator may determine at the time the option is granted for Incentive Stock Options, or at any time before exercise for Non-Qualified Stock Options, that additional forms of payment will be permitted.

     7.3  Withholding. Before the issuance of shares of Common Stock on the
          -----------
          exercise of an option, the Optionee shall pay to the Company the amount of any applicable federal, state or local tax withholding obligations. The Company may withhold any distribution in whole or in part until the Company is so paid. The Company shall have the right to withhold such amount from any other amounts due or to become due from the Company to the Optionee, including salary (subject to applicable law) or to retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse it for any such taxes and cancel (in whole or in part) any such shares so withheld.

     7.4  Conditions Precedent to Exercise. The Plan Administrator may establish
          --------------------------------
          conditions precedent to the exercise of any option, which shall be described in the relevant Option Agreement.

8. FOREIGN QUALIFIED GRANTS. Options under this Plan may be granted to officers and employees of the Company and other persons described in
     Section 4 who reside in foreign jurisdictions as the Plan Administrator may determine from time to time. The Board of Directors may adopt supplements to the Plan as needed to comply with the applicable laws of such foreign jurisdictions and to give Options favorable treatment under such laws; provided however, that no award shall be granted under any such supplement on terms more beneficial to such Optionees than those permitted by this Plan.

9. CORPORATE MERGERS, ACQUISITIONS, ETC. The Plan Administrator may also grant options under this Plan having terms, conditions and provisions that vary from those specified in this Plan provided that such options granted in substitution for, or in connection with the assumption of, existing options granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, reorganization or liquidation to which the Company is a party.

10. HOLDING PERIOD. Unless otherwise determined by the Plan Administrator, if a person subject to Section 16 of the Exchange Act exercises an option within six months of the date of grant


                                                                        Page B-7
     of the option, the shares of Common Stock acquired on exercise of the option may not be sold until six months after the date of grant of the option.

11.  ADJUSTMENTS ON CHANGES IN CAPITALIZATION.

     11.1  Stock Splits, Capital Stock Adjustments. The aggregate number and
           ---------------------------------------
           class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a stock split, stock dividend or consolidation of shares or any like capital stock adjustment.

     11.2  Effect of Merger, Sale of Assets, Liquidation or Dissolution.
           ------------------------------------------------------------

           (a) Mergers, Sale of Assets, Other Transactions. In the event of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of Company's assets (each, a "Transaction") the Board of Directors, in its sole discretion and to the extent possible under the structure of the Transaction, shall select one of the following alternatives for treating outstanding options under this Plan.

                i. Outstanding options shall remain in effect in accordance with their terms;

                ii. Outstanding options shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be issued to holders of shares of the Company. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied;

                iii. The Board of Directors provides a period before the
                     consummation of the Transaction during which outstanding options shall be exercisable to the extent vested and, on the expiration of such period, all unexercised options shall immediately terminate. The Board of Directors, in its sole discretion, may accelerate the vesting of such options so that they are exercisable in full during such period; or

                iv. The Board of Directors shall take such other action with respect to outstanding options as the Board deems to be in the best interests of the Company.

           (b) Liquidation, Dissolution. If the Company is liquidated or dissolved, options shall be treated in accordance with Section
                11.2 (a) iii.

     11.3  Fractional Shares. If the number of shares covered by any option is
           -----------------
           adjusted, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

     11.4  Determination of Board to Be Final. All adjustments under this
           ----------------------------------
           Section 11 shall be made by the Board of Directors, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an Incentive Stock Option shall be made, if possible, in such a manner so as not to constitute a "modification", as defined in Section 424(h) of the Code, and so as not to cause the Optionee's Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.


                                                                        Page B-8

12. SECURITIES REGULATIONS. Shares of Common Stock shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable laws of foreign countries and other jurisdictions and the requirements of any quotation service or stock exchange on which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. The inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability with respect of the non-issuance or sale of such shares as to which such requisite authority shall not have been obtained.

     As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the option of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. The Company may place a stop-transfer order against any shares of Common Stock on the official stock books and the records of the Company, and a legend may be stamped on stock certificates to the effect that the shares of Common Stock may not be pledged, sold or otherwise transferred unless an option of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. THE PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK THEREUNDER.

     If any of the Company's capital stock of the same class as the Common Stock subject to options is granted hereunder is listed on a national securities exchange, all shares of Common Stock issued hereunder if not previously listed on such exchange shall be authorized by that exchange for listing thereon before the issuance thereof.

     There are restrictions on the ability to resell the Securities and it is the responsibility of the Optionee to find out what those restrictions are and to comply with them before selling the share of the Common Stock.

13.  AMENDMENT AND TERMINATION.

     13.1  Plan. The Board of Directors may at any time suspend, amend or
           ----
           terminate this Plan, provided that, except as set forth in Section 9, the approval of the Company's shareholders is necessary within twelve months before or after the adoption by the Board of Directors of any amendment that will:

           (a) increase the number of shares of Common Stock to be reserved for the issuance of options under this Plan;

           (b) permit the granting of stock options to a class of persons other than those now permitted to receive stock options under this Plan; or

           (c)  require shareholder approval under applicable law, including
                Section 16(b) of the Exchange Act.


                                                                        Page B-9

     13.2  Options. Subject to the requirements of Section 422 of the Code with
           -------
           respect to Incentive Stock Options and to the terms and conditions and within the limitation of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding Incentive Stock Options granted under this Plan shall be made in such a manner so as not to constitute a "modification", as defined in Section 424(h) of the Code, and so as not to cause any Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option as defined in Section 422(b) of the Code.

     13.3  Automatic Termination. Unless sooner terminated by the Board of
           ---------------------
           Directors, this Plan shall terminate ten years from the date on which this Plan is adopted by the Board. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any option theretofore granted under this Plan.

14.  MISCELLANEOUS.

     14.1  Time of Granting Options. The date of grant of an option shall, for
           ------------------------
           all purposes, be the date on which the Company completes the required corporate action relating to the grant of an option; the execution of an Option Agreement and the conditions to the exercise of an option shall not defer the date of grant.

     14.2  No Status as Shareholder. Neither the Optionee nor any party to which
           ------------------------
           the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges or, a shareholder of the Company with respect to any of the shares of Common Stock issueable on the exercise of any option granted under this Plan unless and until such option has been exercised and the issuance (as evidenced by the appropriate entry on the books of the Company or duly authorized transfer agent of the Company) of the stock certificate evidencing such shares.

     14.3  Status as an Employee. Nothing in this Plan or any option granted
           ---------------------
           pursuant to this Plan shall confer on any Optionee any right to continue in the employ of the Company, or to interfere in any way with the right of the Company to terminate his or her employment or other relationship with the company at any time.

     14.4  Reservation of Shares. The Company, during the term of this Plan, at
           ---------------------
           all times will reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of this Plan.

15. GOVERNING LAW. This Plan is governed by, interpreted and enforced in accordance with the laws of the State of Washington. .

16. EFFECTIVENESS OF THIS PLAN. This Plan shall become effective on the date on which it is adopted by the Board of Directors of the Company (the "Effective Date"). No option granted under this Plan to any officer or director of the company shall become exercisable until the Plan is approved by the shareholders, and any option granted before such approval shall be conditioned on and is subject to such approval.


                                                                       Page B-10

Adopted by the Board of Directors on               , 2006.



----------------------------------------
Michael  Jackson
Director






Accepted for filing in the Company's
records this      day of         , 2006.
                                                    ----------------------------
                                                    Michael Jackson, Secretary


                                                                       Page B-11

                                                                      APPENDIX C


                               SYNTEC BIOFUEL INC.
                              FINANCIAL STATEMENTS




                               SYNTEC BIOFUEL INC.

                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                           December 31, 2005 and 2004

                             (Stated in US Dollars)




                                                                        Page C-1

                                              Partnership of:
DALE MATHESON              Robert J. Burkart, Inc.    James F. Carr Hilton, Ltd.
CARR-HILTON LABONTE        Alvin F. Dale, Ltd.        Peter J. Donaldson, Inc.
CHARTERED ACCOUNTANTS      Wilfred A, Jacobson, Inc.  Reginald J. LaBonte, Ltd.
                           Robert J, Mathersin, Inc.  Rakesh I. Patel, Inc.
                           Fraser G. Ross, Ltd.       Briam A. Shaw, Inc.
                           Anthony L. Soda, Inc.
--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of Syntec Biofuel, Inc.

We have audited the accompanying balance sheet of Syntec Biofuel, Inc. (a development stage company) as of December 31, 2005 and the statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of Syntec Biofuel, Inc. as of December 31, 2005 and the results of its operations and its cash flows and the changes in stockholders' deficit for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated revenues since inception, has incurred losses in developing its business, and further losses are anticipated. The Company requires additional funds to meet its obligations and the costs of its operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in this regard are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                             "Dale Matheson Carr-Hilton LaBonte"

                                                           CHARTERED ACCOUNTANTS

Vancouver, Canada
May 8, 2006


 A Member if MMGI INTERNATIONAL, A WORLDWIDE NETWORK OF INDEPENDENT ACCOUNTANTS
                              AND BUISNESS ADVISORS

Vancouver  Suite 1500- 1140 West Pender Street, Vancouver, BC., Canada V6E 4GI,
           Tel: 604 687 4747 - Fax: 604 689 2778 - Main Reception

           Suite 1700- 1140 West Pender Street, Vancouver, BC., Canada V6E 4GI,
           Tel: 604 687 4747 - Fax: 604 689 4216


                                                                        Page C-2

                                SYNTEC BIOFUEL INC.
                           (A Development Stage Company)
                                  BALANCE SHEETS
                            December 31, 2005 and 2004
                                 (in U.S. Dollars)


                                                             2005         2004
                                                          ------------------------
                                                                      (Unaudited)
                                      ASSETS
                                      ------
Current Assets
  Accounts receivable                                     $   4,400   $         -
  Investment tax credit recoverable (Note 2 (h))             55,240        67,425
  Prepaid expenses                                            2,796         2,418
                                                          ------------------------
                                                             62,436        69,843

Property and Equipment, net (Note 4)                          7,106         7,634

Non-current Assets
  Patent costs (Note 5)                                      22,525        18,825
                                                          ------------------------

    Total assets                                          $  92,067   $    96,302
                                                          ========================

                         LIABILITIES AND STOCKHOLDERS' EQUITY
                         ------------------------------------

Current Liabilities
  Cash overdraft                                          $  14,349   $    35,184
  Accounts payable and accrued liabilities                   20,094        19,651
  Due to related parties (Note 6)                               639           111
                                                          ------------------------
                                                             35,082        54,946
                                                          ------------------------

Commitment (Note 9)

Stockholders' Equity
  Common stock (Note 7):
    Authorized: Unlimited with a par value of
  0.01CDN
   Issued and outstanding: 6,331,171                         47,924        15,008
  (2004: 2,331,171)
  Additional paid-in capital                                315,219       183,580
  Subscriptions receivable                                        -       (31,202)
  Accumulated other comprehensive income                     14,578        26,478
  Deficit accumulated during the development stage         (320,736)     (152,508)
                                                          ------------------------
                                                             56,985        41,356
                                                          ------------------------

    Total liabilities and stockholders' equity            $  92,067   $    96,302
                                                          ========================

See accompanying notes.


                                                                        Page C-3

                                         SYNTEC BIOFUEL INC.
                                    (A Development Stage Company)
                                       STATEMENTS OF OPERATIONS
                                           (in U.S. Dollars)

                                                                                      Cumulative
                                                                                      results of
                                                                                    operations from
                                                                                   February 20, 2001
                                                    Years ended December 31,        (Inception) to
                                              ------------------------------------    December 31,
                                                    2005               2004               2005
                                              -------------------------------------------------------
                                                                    (Unaudited)        (Unaudited)
Revenues
  Contract revenue                            $              -   $              -   $        102,188
  Government grant revenue (Note 2 (h))                 57,778             71,755            297,880
                                              -------------------------------------------------------
                                                        57,778             71,755            400,068
                                              -------------------------------------------------------

Expenses
  Amortization                                           3,371              2,763              8,652
  Automobile                                             4,714              3,723              9,917
  Bad debts                                              3,714                  -              3,714
  Bank charges                                             798              1,131              2,195
  Consulting fees                                       21,584             47,784            200,238
  Dues and licenses                                      1,064                417              2,497
  Meals and entertainment                                2,309              2,719              9,425
  Office                                                 4,701              4,953             14,867
  Professional fees                                     28,935              5,522             46,414
  Rent and utilities                                    29,659             20,043             65,229
  Research and development                               5,614             28,555             89,443
  Travel                                                 4,235              2,444             10,960
Wages and benefits                                     170,594            142,368            451,373
                                              -------------------------------------------------------
                                                       281,292            262,422            914,924
                                              -------------------------------------------------------
Loss before other income                              (223,514)          (190,667)          (514,856)

Other income
  Investment tax credits earned (Note 2 (h))            55,240             62,279            189,477
  Interest income                                           46                941              4,643
                                              -------------------------------------------------------
                                                        55,286             63,220            194,120
                                              -------------------------------------------------------

Net loss                                      $       (168,228)  $       (127,447)  $       (320,736)
                                              =======================================================

Basic and diluted loss per share              $          (0.03)  $          (0.06)
                                              ====================================

Weighted average common shares
  outstanding - basic and diluted                    5,981,008          2,246,462
                                              ====================================

See accompanying notes.


                                                                        Page C-4

                                             SYNTEC BIOFUEL INC.
                                        (A Development Stage Company)
                                           STATEMENTS OF CASH FLOWS
                                              (in U.S. Dollars)

                                                                                               Cumulative
                                                                                               results of
                                                                                             operations from
                                                                                              February 20,
                                                                                                  2001
                                                          Years ended December 31,          (Inception) to
                                                      ----------------------------            December 31,
                                                            2005               2004               2005
                                                      -------------------------------------------------------
                                                                            (Unaudited)        (Unaudited)
                                                      operations from    operations from    operations from

Cash flows from operating activities
Net loss                                              $       (168,228)  $       (127,447)  $       (320,736)
  Adjustments to reconcile net loss to
      net cash used in operating activities:
    Amortization                                                 3,371              2,763              8,652
      Changes in operating assets and liabilities:
         Accounts receivable                                    (4,400)            43,947             (4,400)
         Investment tax credit recoverable                      12,185            (20,575)           (55,240)
         Prepaid expenses                                         (378)              (963)            (2,796)
         Accounts payable and accrued liabilities                  443              9,890             20,095
                                                      -------------------------------------------------------
Net cash used in operating activities                         (157,007)           (92,385)          (354,425)
                                                      -------------------------------------------------------

Cash flows from investing activities
Investment in property and equipment                            (6,225)            (4,021)           (38,284)
                                                      -------------------------------------------------------
Net cash used in investing activities                           (6,225)            (4,021)           (38,284)
                                                      -------------------------------------------------------

Cash flows from financing activities
Net increase (decrease) in cash overdraft                      (20,835)            35,184             14,349
Net advances (to) from related parties                             528            (14,624)               639
Share subscriptions receivable                                  31,202            (25,294)                 -
Proceeds from issuance of common stock                         164,555             63,447            363,143
                                                      -------------------------------------------------------
Net cash provided by financing activities                      175,450             58,713            378,131
                                                      -------------------------------------------------------

Effect of exchange rates                                       (12,218)             8,115             14,578
                                                      -------------------------------------------------------

Net decrease in cash                                                 -            (29,578)                 -

Cash, beginning of period                                            -             29,578                  -
                                                      -------------------------------------------------------

Cash, end of period                                   $              -   $              -   $              -
                                                      =======================================================

Supplemental Disclosure of Cash Flow Information:

    Cash paid for:

    Income taxes                                      $              -   $              -   $              -
                                                      =======================================================

    Interest                                          $              -   $              -   $              -
                                                      =======================================================

See accompanying notes.


                                                                        Page C-5

                                                       SYNTEC BIOFUEL INC.
                                                  (A Development Stage Company)
                                         STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
                                     From February 20, 2001 (Inception) to December 31, 2005
                                                     (Stated in US Dollars)

                                                                                                          Deficit
                                                                          Accumulated                   Accumulated
                                                              Additional     Other           Share       During the
                                             Common Stock      Paid-in    Comprehensive   Subscription   Development
                                            Number    Amount   Capital       Income        Receivable      Stage        Total
                                           -------------------------------------------------------------------------------------
Balance, February 20, 2001                       100  $     1  $      -  $            -   $         -   $         -   $       1
Net loss for the period                            -        -         -               -             -       (18,125)    (18,125)
Foreign currency translation adjustment            -        -         -             426             -             -         426
                                           -------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                       100        1         -             426             -       (18,125)    (17,698)
(Unaudited)
Net income                                         -        -         -               -             -        10,029      10,029
Foreign currency translation adjustment            -        -         -            (291)            -             -        (291)
Subscription receivable                            -        -         -               -       (27,121)            -     (27,121)
Stock issued for management service        1,600,000   10,016         -               -             -             -      10,016
at $0.0063 per share
Stock issued as private placement at         400,000    2,504         -               -             -             -       2,504
0.0063 per share
Stock issued for management service            5,600       36     3,193               -             -             -       3,229
at a fair market value of $0.58 per
share
Stock issued as a private
  placement at a fair market
  value of $0.64 per share                   114,811      730    72,226               -             -             -      72,956
                                           -------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                  ,120,511   13,287    75,419             135       (27,121)       (8,096)     53,624
(Unaudited)
Net loss                                           -        -         -               -             -       (16,965)    (16,965)
Foreign currency translation adjustment            -        -         -          18,597             -             -      18,597
Subscription received                              -        -         -               -        21,213             -      21,213
Stock issued as a private
  placement at a fair market
  value of $0.77 per share                    60,660      464    45,972               -             -             -      46,436
                                           -------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2003                 2,181,171   13,751   121,391          18,732        (5,908)      (25,061)    122,905
(Unaudited)
Net loss                                           -        -         -               -             -      (127,447)   (127,447)
Foreign currency translation adjustment            -        -         -           7,746             -             -       7,746
Subscription receivable                            -        -         -               -       (25,294)            -     (25,294)
Stock issued as a private
  placement at a value ranging
  From par value to $0.42 per share          150,000    1,257    62,189               -             -             -      63,446
                                           -------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2004                 2,331,171   15,008   183,580          26,478       (31,202)     (152,508)     41,356
(Unaudited)
Net loss                                           -        -         -               -             -      (168,228)   (168,228)
Foreign currency translation adjustment            -        -         -         (11,900)            -             -     (11,900)
Subscription received                              -        -         -               -        31,202             -      31,202
Stock issued as a private
  placement at $0.04 per share             4,000,000   32,916   131,639               -             -             -     164,555
                                           -------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2005                 6,331,171  $47,924  $315,219  $       14,578   $         -   $  (320,736)  $  56,985
                                           =====================================================================================

See accompanying notes.


                                                                        Page C-6

                               SYNTEC BIOFUEL INC.
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                           December 31, 2005 and 2004
                                (in U.S. Dollars)


Note 1    Nature and Continuance of Operations
          ------------------------------------
          Syntec Biofuel Inc. (the "Company") was incorporated in the Province of British Columbia, Canada on February 20, 2001. The Company is a scientific research company developing, perfecting and patenting catalysts that provide high selectivity to ethanol and higher order alcohols such as Butanol and Isoproponol. The primary goal is to commercially produce catalysts that can cost-effectively be deployed in catalytic reactors within reasonable temperature and pressure operating parameters.

          These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for its next fiscal year. Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern. At December 31, 2005, the Company had not yet achieved profitable operations, has accumulated losses of $320,736 since its inception and expects to incur further losses in the development of its business, all of which casts substantial doubt about the Company's ability to continue as a going concern. The Company's ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management has no formal plan in place to address this concern but considers that the Company will be able to obtain additional funds by equity financing and/or related party advances, however there is no assurance of additional funding being available.

Note 2    Summary of Significant Accounting Policies
          ------------------------------------------
          The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement. Actual results may vary from these estimates. Significant areas requiring the use of management estimates relate to the determination of useful lives and impairment of property and equipment and the recoverability of investment tax credits earned.

          The financial statements have, in management's opinion, been properly prepared within the framework of the significant accounting policies summarized below:

          a)   Development Stage
              ------------------
          The Company is a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7 as it is devoting substantially all of its efforts to establish a new business and planned principal operations have not commenced.

          b)   Property and Equipment
               ----------------------
          Property and equipment are recorded at cost, net of investment tax credit. Amortization is calculated using the declining balance basis at the following annual rates:

               Computer equipment                 -     30%
               Office furniture and equipment     -     20%

          For the year of acquisition, the rate used is one-half of that shown above. Leasehold improvements are amortized on a straight-line basis over the life of the asset.


                                                                        Page C-7

SYNTEC BIOFUEL INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2005 and 2004
(in U.S. Dollars) - Page 2

Note 2    Summary of Significant Accounting Policies (continued)

          c)   Impairment of Long-lived Assets
               -------------------------------
          The Company reports the impairment of long-lived assets and certain intangibles in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". Certain long-lived assets and identifiable intangibles held by the Company are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Accordingly, the impairment loss is recognized in the period it is determined.

          d)   Goodwill and Intangible Assets
               ------------------------------
          The Company has adopted the provisions of SFAS No. 142, "Goodwill and Intangible Assets". Under SFAS No. 142, goodwill and intangible assets with indefinite lives are not amortized but are annually tested for impairment. The determination of any impairment includes a comparison of the estimated future operating cash flows anticipated during the remaining life for the net carrying value of the asset as well as a comparison of the fair value to the book value of the Company or the reporting unit to which the goodwill can be attributed.

          e)   Income Taxes
               ------------
          The Company uses the asset and liability method of accounting for income taxes pursuant to SFAS No. 109 "Accounting for Income Taxes". Under the assets and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

          f)   Other Comprehensive Income (Loss)
               ---------------------------------
          SFAS No. 130, "Reporting Comprehensive Income", was adopted during the year ended December 31, 2005. The standard establishes guidelines for the reporting and display of comprehensive income and its components in financial statements. The Company has other comprehensive income
          (loss) arising from foreign currency translation. Accordingly, other comprehensive income is shown as a separate component of stockholders' equity.

          g)   Loss Per Share
               --------------
          The Company computes loss per share in accordance with SFAS No. 128, "Earnings per Share" which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period, of which there were none. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

          h)   Government Grants and Investment Tax Credits
               --------------------------------------------
          The Company recognizes government grant revenues annually from Natural Resource Canada for it development in scientific research on ethanol. The revenue will be recognized proportionally in the period when there is reasonable assurance that the Company has complied with all conditions necessary to receive the grant.

          Investment tax credits from the Canada Scientific Research and Experimental Development (SR&ED) Tax Incentive Program are recorded as either a reduction of the cost of applicable assets or credited in the statement of operations depending on the nature of the expenditures which gave rise to the credits. Claims for tax credits are accrued upon the Company attaining reasonable assurance of collections from the Canada Revenue Agency.

          At December 31, 2005, the Company recorded a receivable for investment tax credits of $55,240. This amount was subsequently received in March 2006.


                                                                        Page C-8

SYNTEC BIOFUEL INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2005 and 2004
(in U.S. Dollars) - Page 3

Note 2    Summary of Significant Accounting Policies (continued)
          ------------------------------------------

          i)   Foreign Currency Translation
               ----------------------------
          The Company's functional currency is in Canadian dollars as substantially all of the Company's operations are in Canada. The Company uses the United States dollar as its reporting currency for consistency with registrants of the Securities and Exchange Commission ("SEC") and in accordance with the SFAS No. 52 "Foreign Currency Translation".

          Assets and liabilities denominated in a foreign currency are translated at the exchange rate in effect at the period-end and capital accounts are translated at historical rates. Translation adjustments from the use of difference in exchange rates from period to period are included in the other comprehensive income account in stockholders' equity. Revenue and expense accounts are translated at the average rates of exchange prevailing during the period. Transactions undertaken in currencies other than the functional currency of the entity are translated using the exchange rate in effect as of the transaction date. Any exchange gains and losses are included in the statement of operations.

          j)   Financial Instruments
               ---------------------
          The carrying value of the Company's financial instruments, consisting of accounts receivable, cash overdraft, accounts payable and accrued liabilities and due to related parties approximates their fair value due to the short maturity of such instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

          k)   New Accounting Standards
               ------------------------
          In May 2005, the Financial Accounting Standards Board ("FASB") issued SFAS No. 154, "Accounting for Changes and Error Corrections - A Replacement of APB Opinion No. 20 and FASB Statement No. 3". Under the provisions of SFAS No. 154, a voluntary change in accounting principle requires retrospective application to prior period financial statements, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. A change in depreciation, amortization, or depletion method for long-lived, non-financial assets must be accounted for as a change in accounting estimate affected by a change in accounting principle. The guidance contained in APB No. 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate was not changed. The Company will implement this new standard beginning January 1, 2006. This standard is not expected to have a significant effect on the Company's future reported financial position or results of operations.

          In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment". SFAS No. 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. SFAS No. 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123R requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Public entities that file as small business issuers will be required to apply SFAS No. 123R in the first interim or annual reporting period that begins after December 15, 2005. Management does not believe the adoption of this standard will have an impact on the Company's reported financial position or results of operations.

          In March 2005, the SEC staff issued Staff Accounting Bulletin ("SAB") No. 107, "Share-Based Payment", to give guidance on the implementation of SFAS No. 123R. The Company will consider SAB No. 107 during the implementation of SFAS No. 123R.


                                                                        Page C-9

SYNTEC BIOFUEL INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2005 and 2004
(in U.S. Dollars) - Page 4

Note 2    Summary of Significant Accounting Policies (continued)
          ------------------------------------------

          l)   Reclassifications
          Certain of the comparative figures have been reclassified to conform with the current year's presentation.

Note 3    Accounts Receivable
          -------------------
          Accounts receivable at December 31, 2005 consists of a Canadian Goods and Services tax refunds for the period of January 1, 2005 to December 31, 2005.

Note 4    Property and Equipment
          ----------------------
          Property and equipment consisted of the following at December 31:

                                            Accumulated    2005       2004
                                   Cost    Amortization    Net        Net
                                  -------  -------------  ------  ------------
                                                                  (Unaudited)
          Computer equipment      $10,639  $       6,194  $4,445  $      4,057
          Office equipment          1,969            696   1,273         1,632
          Leasehold improvements    2,551          1,163   1,388         1,945
                                  -------  -------------  ------  ------------

                                  $15,159  $       8,053  $7,106  $      7,634
                                  =======  =============  ======  ============

Note 5    Patent Costs
          ------------
          The Company filed a formal patent application with the U.S. Patent and Trademark Office on May 25, 2005 to patent the Catalysts and Process for the Manufacture of Lower Aliphatic Alcohols from Syngas. The maximum life of the patent is 20 years. If the patent is approved, management will determine a useful life over which to amortize the costs of the patent. If the patent is not approved, the capitalized costs will be charged to operations.

Note 6    Due to Related Parties
          ----------------------
          The amounts due to related parties are due to a director of the Company and a company with a director in common. These amounts are unsecured, non-interest bearing and have no specific terms for repayment.

Note 7    Capital Stock
          -------------
          The Company raised $164,555 ($200,000CDN) by issuing 4,000,000 common shares through private placement at $0.05CDN per share during the year ended December 31, 2005.

Note 8    Deferred Tax Assets
          -------------------
          The significant components of the Company's deferred income tax assets at December 31 are as follows:

                                     2005         2004
                                              (Unaudited)
          Net loss                $(168,228)  $  (127,447)
          Statutory tax rate           17.6%         17.6%
          Effective tax rate              -             -
                                  ----------  ------------
          Deferred tax asset         29,608        22,430
          Valuation allowance       (29,608)      (22,430)
                                  ----------  ------------

          Net deferred tax asset  $       -   $         -
                                  ==========  ============


                                                                       Page C-10

SYNTEC BIOFUEL INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2005 and 2004
(in U.S. Dollars) - Page 5

Note 8    Deferred Tax Assets (continued)
          -------------------

          The Company has operating tax losses of approximately $425,000 ($494,000CDN) to offset future years' taxable income expiring from 2006 through 2015. The amount taken into income as deferred tax assets must reflect that portion of the income tax loss carry forwards that is more likely-than-not to be realized from future operations. The Company has chosen to provide an allowance of 100% against all available income tax loss carry forwards, regardless of their time of expiry.

Note 9    Commitment
          ----------

          In July 2004, the Company entered into an operating lease for its office space expiring in September 2007. The following is a schedule of annual future minimum lease payments under operating the lease.

          Years ending December 31,
          -------------------------
              2006                        $25,300
              2007                         20,400
                                          -------

                                          $45,700
                                          =======

          Total lease expense was $22,167 and $12,682 for the years ended December 31, 2005 and 2004, respectively.

Note 10   Subsequent Event
          ----------------

          On April 7, 2006, the Company entered into an Asset Purchase & Assignment Agreement with NetCo Investments Inc. ("NetCo"), a company incorporated in the State of Washington. Under this agreement, NetCo will purchase substantially all of the Company's assets and assume its liabilities for total consideration of 15,700,000 common shares of NetCo's capital stock, subject to Rule 144, promulgated under the Securities Act of 1933, as amended. The acquisition is subject to ratification and approval by the shareholders of NetCo.


                                                                       Page C-11

                               SYNTEC BIOFUEL INC.
                          (A Development Stage Company)
                              FINANCIAL STATEMENTS
                           December 31, 2003 and 2002
                             (Stated in US Dollars)

                                    Unaudited
                                    ---------




                                                                       Page C-12

                               SYNTEC BIOFUEL INC.
                          (A Development Stage Company)
                                 BALANCE SHEETS
                           December 31, 2003 and 2002
                                (in U.S. Dollars)
                                   (Unaudited)


                                                           2003       2002
                                     ASSETS
                                     ------
Current Assets
  Cash                                                   $ 29,578   $      -
  Accounts receivable                                      43,947     57,136
  Investment tax credit recoverable (Note 2 (h))           46,850     48,636
  Prepaid expenses                                          1,455     28,260
                                                         --------------------
                                                          121,830     34,032

Property and Equipment, net (Note 4)                        6,588      3,184

Non-current Assets
  Patent costs (Note 5)                                    18,615          -

  Total assets                                           $147,033   $ 37,216
                                                         ====================

                       LIABILITIES AND STOCKHOLDERS' EQUITY
                       ------------------------------------

Current Liabilities
  Cheques issues in excess of funds on deposit           $      -   $    363
  Accounts payable and accrued liabilities                  9,393     16,801
  Due to related parties (Note 6)                          14,735     66,428
                                                         --------------------
                                                           24,128     83,592

Commitment (Note 8)

Stockholders' Equity
  Common stock (Note 7) :
    Authorized: Unlimited with a par value of $0.01CAD
    Issued and outstanding: 2,181,171  (2002:
2,120,511)                                                 13,751     13,287
  Additional paid-in capital                              121,391     75,419
  Subscriptions receivable                                  5,908)   (27,121)
  Accumulated other comprehensive income                   18,732        135
  Deficit accumulated during the development stage        (25,061)     8,096)
                                                         --------------------
                                                          122,905     53,624

  Total liabilities and stockholders' equity             $147,033   $137,216
                                                         ====================

See accompanying notes.


                                                                       Page C-13

                               SYNTEC BIOFUEL INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS
                                (in U.S. Dollars)
                                   (Unaudited)


                                               December 31,    December 31,
                                                   2003            2002
                                              ------------------------------
Revenues
  Contract revenue                            $      65,655   $      36,533
  Government grant revenue (Note 2 (h))              97,942          53,365
                                              ------------------------------
                                                    163,597          89,898
                                              ------------------------------

Expenses
  Amortization                                        2,518             806
  Automobile                                            278             553
  Bank charges                                          129              75
  Consulting fees                                    48,698          47,026
  Dues and licenses                                     126               -
  Meals and entertainment                             1,231           2,547
  Office                                              2,854           1,080
  Professional fees                                   2,401           5,172
  Rent and utilities                                 10,592           3,696
  Research and development                           50,602           4,672
  Travel                                              1,903             843
  Wages and benefits                                 95,706          42,705
                                              ------------------------------
                                                    217,038         109,175
                                              ------------------------------
Loss before other income                            (53,441)        (19,277)

Other income
  Investment tax credits earned (Note 2 (h))         35,417          28,394
  Interest income                                     1,059             912
                                              ------------------------------
                                                     36,476          29,306
                                              ------------------------------

Net loss                                      $     (16,965)  $      10,029
                                              ==============================

Basic and diluted loss per share              $       (0.01)  $           -
                                              ==============================

Weighted average common shares
  outstanding - basic and diluted                 2,181,124       2,120,511
                                              ==============================

See accompanying notes.


                                                                       Page C-14

                                                      SYNTEC BIOFUEL INC.
                                                 (A Development Stage Company)
                                         STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
                                    From February 20, 2001 (Inception) to December 31, 2003
                                                     (Stated in US Dollars)
                                                          (Unaudited)

                                                                                                          Deficit
                                                                          Accumulated                   Accumulated
                                                             Additional      Other          Share        During the
                                            Common Stock      Paid-in    Comprehensive   Subscription    Development
                                           Number    Amount   Capital       Income        Receivable       Stage        Total
                                          -------------------------------------------------------------------------------------
Balance, February 20, 2001                      100  $     1  $      -  $            -   $         -   $          -   $      1
Net loss for the period                           -        -         -               -             -        (18,125)   (18,125)
Foreign currency translation
adjustment                                        -        -         -             426             -              -        426
                                          -------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                      100        1         -             426             -        (18,125)   (17,698)
Net income                                        -        -         -               -             -         10,029     10,029
Foreign currency translation adjustment           -        -         -            (291)            -              -       (291)
Subscription receivable                           -        -         -               -       (27,121)             -    (27,121)
Stock issued for management
service at $0.0063 per share              1,600,000   10,016         -               -             -              -     10,016
Stock issued as private placement
at $0.0063 per share                        400,000    2,504         -               -             -              -      2,504
Stock issued for management
service at a fair market value of
0.58 per share                               5,600       36     3,193               -             -              -      3,229
Stock issued as a private
  placement at a fair market
  value of $0.64 per share                  114,811      730    72,226               -             -              -     72,956
                                          -------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                2,120,511   13,287    75,419             135       (27,121)        (8,096)    53,624
Net loss                                          -        -         -               -             -        (16,965)   (16,965)
Foreign currency translation
adjustment                                        -        -         -          18,597             -              -     18,597
Subscription received                             -        -         -               -        21,213              -     21,213
Stock issued as a private
  placement at a fair market
  value of $0.77 per share                   60,660      464    45,972               -             -              -     46,436
                                          -------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2003                2,181,171   13,751   121,391          18,732        (5,908)       (25,061)   122,905
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes.


                                                                       Page C-15

                               SYNTEC BIOFUEL INC.
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                           December 31, 2003 and 2002
                                (in U.S. Dollars)
                                    Unaudited
                                    ---------


Note 1    Nature and Continuance of Operations
          ------------------------------------

          Syntec Biofuel Inc. (the "Company") was incorporated in the Province of British Columbia, Canada on February 20, 2001. The Company is a scientific research company developing, perfecting and patenting catalysts that provide high selectivity to ethanol and higher order alcohols such as Butanol and Isoproponol. The primary goal is to commercially produce catalysts that can cost-effectively be deployed in catalytic reactors within reasonable temperature and pressure operating parameters.

          These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for its next fiscal year. Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern. At December 31, 2003, the Company had not yet achieved profitable operations, has accumulated losses of $25,061 since its inception and expects to incur further losses in the development of its business, all of which casts substantial doubt about the Company's ability to continue as a going concern. The Company's ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management has no formal plan in place to address this concern but considers that the Company will be able to obtain additional funds by equity financing and/or related party advances, however there is no assurance of additional funding being available.

Note 2    Summary of Significant Accounting Policies
          ------------------------------------------

          The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement. Actual results may vary from these estimates. Significant areas requiring the use of management estimates relate to the determination of useful lives and impairment of property and equipment and the recoverability of investment tax credits earned.

          The financial statements have, in management's opinion, been properly prepared within the framework of the significant accounting policies summarized below:

          a)   Development Stage
               -----------------
          The Company is a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7 as it is devoting substantially all of its efforts to establish a new business and planned principal operations have not commenced.

          b)   Property and Equipment
               ----------------------
          Property and equipment are recorded at cost, net of investment tax credit. Amortization is calculated using the declining balance basis at the following annual rates:

               Computer equipment                 -     30%
               Office furniture and equipment     -     20%

          For the year of acquisition, the rate used is one-half of that shown above. Leasehold improvements are amortized on a straight-line basis over the life of the asset.


                                                                       Page C-16

SYNTEC BIOFUEL INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2003 and 2002
(in U.S. Dollars) - Page 2
Unaudited
---------

Note 2    Summary of Significant Accounting Policies (continued)

          c)   Impairment of Long-lived Assets
               -------------------------------
          The Company reports the impairment of long-lived assets and certain intangibles in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". Certain long-lived assets and identifiable intangibles held by the Company are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Accordingly, the impairment loss is recognized in the period it is determined.

          d)   Goodwill and Intangible Assets
               ------------------------------
          The Company has adopted the provisions of SFAS No. 142, "Goodwill and Intangible Assets". Under SFAS No. 142, goodwill and intangible assets with indefinite lives are not amortized but are annually tested for impairment. The determination of any impairment includes a comparison of the estimated future operating cash flows anticipated during the remaining life for the net carrying value of the asset as well as a comparison of the fair value to the book value of the Company or the reporting unit to which the goodwill can be attributed.

          e)   Income Taxes
               ------------
          The Company uses the asset and liability method of accounting for income taxes pursuant to SFAS No. 109 "Accounting for Income Taxes". Under the assets and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

          f)   Other Comprehensive Income (Loss)
               ---------------------------------
          SFAS No. 130, "Reporting Comprehensive Income", was adopted during the year ended December 31, 2003. The standard establishes guidelines for the reporting and display of comprehensive income and its components in financial statements. The Company has other comprehensive income
          (loss) arising from foreign currency translation. Accordingly, other comprehensive income is shown as a separate component of stockholders' equity.

          g)   Loss Per Share
               --------------
          The Company computes loss per share in accordance with SFAS No. 128, "Earnings per Share" which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period, of which there were none. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

          h)   Government Grants and Investment Tax Credits
               --------------------------------------------
          The Company recognizes government grant revenues annually from Natural Resource Canada for it development in scientific research on ethanol. The revenue will be recognized proportionally in the period when there is reasonable assurance that the Company has complied with all conditions necessary to receive the grant. Investment tax credits from the Canada Scientific Research and Experimental Development (SR&ED) Tax Incentive Program are recorded as either a reduction of the cost of applicable assets or credited in the statement of operations depending on the nature of the expenditures which gave rise to the credits. Claims for tax credits are accrued upon the Company attaining reasonable assurance of collections from the Canada Revenue Agency.

          At December 31, 2003, the Company recorded a receivable for investment tax credits of $43,947. This amount was subsequently received in March 2004.


                                                                       Page C-17

SYNTEC BIOFUEL INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2003 and 2002
  (in U.S. Dollars) - Page 3
Unaudited
---------

Note 2    Summary of Significant Accounting Policies (continued)
          ------------------------------------------

          i)   Foreign Currency Translation
               ----------------------------
          The Company's functional currency is in Canadian dollars as substantially all of the Company's operations are in Canada. The Company uses the United States dollar as its reporting currency for consistency with registrants of the Securities and Exchange Commission ("SEC") and in accordance with the SFAS No. 52 "Foreign Currency Translation".

          Assets and liabilities denominated in a foreign currency are translated at the exchange rate in effect at the period-end and capital accounts are translated at historical rates. Translation adjustments from the use of difference in exchange rates from period to period are included in the other comprehensive income account in stockholders' equity. Revenue and expense accounts are translated at the average rates of exchange prevailing during the period. Transactions undertaken in currencies other than the functional currency of the entity are translated using the exchange rate in effect as of the transaction date. Any exchange gains and losses are included in the statement of operations.

          j)   Financial Instruments
               ---------------------
          The carrying value of the Company's financial instruments, consisting of accounts receivable, cash overdraft, accounts payable and accrued liabilities and due to related parties approximates their fair value due to the short maturity of such instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

          k)   New Accounting Standards
               ------------------------
          In May 2005, the Financial Accounting Standards Board ("FASB") issued SFAS No. 154, "Accounting for Changes and Error Corrections - A Replacement of APB Opinion No. 20 and FASB Statement No. 3". Under the provisions of SFAS No. 154, a voluntary change in accounting principle requires retrospective application to prior period financial statements, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. A change in depreciation, amortization, or depletion method for long-lived, non-financial assets must be accounted for as a change in accounting estimate affected by a change in accounting principle. The guidance contained in APB No. 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate was not changed. The Company will implement this new standard beginning January 1, 2006. This standard is not expected to have a significant effect on the Company's future reported financial position or results of operations.

          In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment". SFAS No. 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. SFAS No. 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123R requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Public entities that file as small business issuers will be required to apply SFAS No. 123R in the first interim or annual reporting period that begins after December 15, 2005. Management does not believe the adoption of this standard will have an impact on the Company's reported financial position or results of operations.

          In March 2005, the SEC staff issued Staff Accounting Bulletin ("SAB") No. 107, "Share-Based Payment", to give guidance on the implementation of SFAS No. 123R. The Company will consider SAB No. 107 during the implementation of SFAS No. 123R.


                                                                       Page C-18

SYNTEC BIOFUEL INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2003 and 2002
 (in U.S. Dollars) - Page 4
Unaudited
---------

Note 2   Summary of Significant Accounting Policies (continued)
         ------------------------------------------

          l)   Reclassifications
               -----------------
          Certain of the comparative figures have been reclassified to conform with the current year's presentation.

Note 3    Accounts Receivable
          -------------------

          Accounts receivable at December 31, 2003 consists of a Canadian Goods and Services tax refunds for the period of January 1, 2003 to December 31, 2003.

Note 4    Property and Equipment
          ----------------------

          Property and equipment consisted of the following at December 31:

                                           Accumulated    2003       2002
                                   Cost   Amortization    Net        Net
                                  ------  -------------  ------  ------------
                                                                 (Unaudited)
          Computer equipment      $6,999  $       2,234  $4,765  $      3,013
          Office equipment           376            117     259           171
          Leasehold improvements   1,731            167   1,564             -
                                  ------  -------------  ------  ------------

                                  $9,106  $       2,518  $6,588  $      3,184
                                  ======  =============  ======  ============

Note 5    Patent Costs
          ------------

          The Company filed the preliminary patent application with the U.S. Patent and Trademark Office on September 19, 2003 to patent the Catalysts and Methods for the Production of Ethanal from Syngas, and Methods for Production of Such Catalysts. The maximum life of the patent is 20 years. If the patent is approved, management will determine a useful life over which to amortize the costs of the patent. If the patent is not approved, the capitalized costs will be charged to operations.

Note 6    Due to Related Parties
          ----------------------

          The amounts due to related parties are due to a director of the Company and a company with a director in common. These amounts are unsecured, non-interest bearing and have no specific terms for repayment.

Note 7    Capital Stock
          -------------

          The Company raised $46,436 ($60,660 CAD) by issuing 60,660 common shares through private placement at $1 CAD per share during the year ended December 31, 2003.

Note 8    Commitment
          ----------

          In July 2003, the Company entered into an operating lease for its office space expiring in July 2004. The following is a schedule of annual future minimum lease payments under operating the lease.

          Years ending December 31,
          -------------------------
            2004                          $8,413
                                         ------
                                          $8,413
                                          ======

          Total lease expense was $6,005 and $nil for the years ended December 31, 2003 and 2002, respectively.


                                                                       Page C-19

                                                                      APPENDIX D


                             NETCO INVESTMENTS INC.

                                ANNUAL REPORT ON
                                   FORM 10-KSB


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549

                                   FORM 10-KSB

[X]  ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
     1934

     For the fiscal year ended: DECEMBER 31, 2005

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     For the transition period from________________ to ________________


                             NETCO INVESTMENTS INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Washington                   333-47514            91-2031335
   -----------------------------------  -------------------  -------------------
     (State or other jurisdiction of     (Commission File       (IRS Employer
     incorporation or organization)            Number)       Identification No.)

        Suite 206, 388 Drake Street                         V6B 6A8
   Vancouver, British Columbia, Canada
---------------------------------------------   --------------------------------
 (Address of principal executive offices)                  (Zip Code)


               Issuer's telephone number             (604) 648-2090
                (including area code)

                                   ----------

 Suite 212, 1166 Alberni Street, Vancouver,                 V6E 3Z3
         British Columbia, Canada
---------------------------------------------   --------------------------------
   (Former name, former address and former                 (Zip Code)
  fiscal year, if changed since last report)


                                                                        Page D-1

Securities registered pursuant to Section 12(b) of the Act:     None

Securities registered pursuant to Section 12(g) of the Act:     Common Stock

Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes [X]    No [ ]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 or Regulation S-B is not contained herein, and no disclosure will be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

Yes [ ]    No [X]


Revenues for the year ended December 31, 2005 were $0.00.

The aggregate value of the issuer's common stock held by non-affiliates (assuming that the issuer's only affiliates are its' directors, officers and 10% or greater stockholders) of the issuer as of December 31, 2005 was US$106,250


    REGISTRANTS INVOLVED IN BANKRUPTCY PROCEEDINGS DURING THE PAST FIVE YEARS

                                 Not applicable.


                   (APPLICABLE ONLY TO CORPORATE REGISTRANTS)

Indicate the number of shares outstanding of each of the registrant's classes of common equity, as of the latest practicable date:

March 27, 2006 - 8,550,000 Common Shares


                       DOCUMENTS INCORPORATED BY REFERENCE

A description of "Documents Incorporated by Reference" is contained in Item 13 of this Report.

Transitional Small Business Disclosure Format     Yes [X]   No  [ ]


                                                                        Page D-2

                              NETCO INVESTMENTS INC.

                                   FORM 10-KSB
                                TABLE OF CONTENTS


Item 1.   DESCRIPTION OF BUSINESS . . . . . . . . . . . . . . . . . . . . . . . .

Item 2.   DESCRIPTION OF PROPERTY . . . . . . . . . . . . . . . . . . . . . . . .

Item 3.   LEGAL PROCEEDINGS . . . . . . . . . . . . . . . . . . . . . . . . . . .

Item 4.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS . . . . . . . . . .

Item 5.   MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS. . . . . . . .

Item 6.   MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION . . . . . . .

Item 7.   FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . .

Item 8.   CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
          FINANCIAL DISCLOSURE. . . . . . . . . . . . . . . . . . . . . . . . . .

Item 8a.  CONTROLS AND PROCEDURES . . . . . . . . . . . . . . . . . . . . . . . .

Item 8b.  OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . .

Item 9.   DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS
          COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT . . . . . . . . . . .

Item 10.  EXECUTIVE COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . . .

Item 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
          MANAGEMENTAND RELATED STOCKHOLDER MATTERS . . . . . . . . . . . . . . .

Item 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. . . . . . . . . . . . .

Item 13.  INDEX TO EXHIBITS . . . . . . . . . . . . . . . . . . . . . . . . . . .

Item 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICE . . . . . . . . . . . . . . . . .


                                                                        Page D-3

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Form 10-K under "Item 1. Business", "Item 2. Properties", "Item 3. Legal Proceedings", and "Item 7. Management's Discussions and Analysis of Financial Condition and Results of Operations" and elsewhere constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of NetCo Investments Inc., a company organized under the laws of Washington ("NetCo"), to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions; competition; success of operating initiatives; our ability to raise capital and the terms thereof; changes in business strategy or development plans; future rental revenues; the continuity, experience and quality of our management; changes in or failure to comply with government regulations or the lack of government authorization to continue our projects; and other factors referenced in the Form 10-K.

The use in this Form 10-K of such words as "believes", "plans", "anticipates", "expects", "intends", and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. The success of NetCo is dependent on our efforts, the employees and many other factors including, primarily, our ability to raise additional capital.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Such forward-looking statements are based on the beliefs and estimates of our management as well as on assumptions made by and information currently available to us at the time such statements were made. Forward looking statements are subject to a variety of risks and uncertainties which could cause actual events or results to differ from those reflected in the forward looking statements, including, without limitation, the failure to obtain adequate financing on a timely basis and other risks and uncertainties. Actual results could differ materially from those projected in the forward-looking statements, either as a result of the matters set forth or incorporated in this Report generally and certain economic and business factors, some of which may be beyond our control.

These factors include, among others, the risk factors discussed in the section entitled "risk factors". We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.


                                     PART 1

ITEM 1.     DESCRIPTION OF BUSINESS

GENERAL INFORMATION

We were incorporated in the State of Washington on March 15, 2000, under the name of NetCo Investments Inc., for the purpose of marketing vitamins and supplements, via the Internet and commissioned sales agents. Our principal executive offices are located in Vancouver, British Columbia, Canada.

NetCo is a development stage company and, to date, has commenced commercial operations but has not yet earned any revenues.


                                                                        Page D-4

BUSINESS DEVELOPMENT

Our primary business objective is to market high-quality vitamins, homeopathic supplements and pre-packaged vacuum packed raw foods, in meal sized portions, for domesticated household animals i.e. dogs and cats, via the Internet and commissioned sales agents.

NetCo is doing business as VitaBeast Foods and we have started to market these products on-line under the VitaBeast Foods label. We will be applying to trademark the name VitaBeast Foods.

We are marketing our product in Vancouver, Canada in order to facilitate easy delivery of our product. As soon as any and all defects have been identified and fixed, we will expand our geographic market.

The URL www.vitabeast.com is owned by the Company and customers place their orders, via the website, and will have their delivery couriered directly to their address. All financial transactions will be handled by VitaBeast's Visa and Mastercard merchant account. The VitaBeast Webmaster will download e-mail orders several times a day, check for payment and then submit the product order.

VitaBeast will use e-commerce advertising such as banner ads on major servers and websites, use affiliate marketing as well as trying to insure that all major search engines display VitaBeast on their search pages as a choice for healthy pet foods and homeopathic supplements.

Sales will also be implemented by commissioned sales agents. Sales agents will be paid a commission of 10% of the selling price of the VitaBeast product they sell. To date NetCo has one sales person.

ACQUISITION OF THE LICENSE

On March 15, 2000, the sole shareholder, Ryerson Corporation A.V.V. ("Ryerson"), acquired the Vitamineralherb.com license from Mortenson & Associates ("Mortenson") and transferred the license to us in exchange for 3,500,000 shares. Ryerson acquired a further 800,000 common shares at a fair market value of $0.01 per share for legal and organizational expenses.

Because of a lack of support from the management of VitamineralHerb.com, we decided to abandon utilizing the VitaMineralHerb License. We now focus on the sale of vitamins and homeopathic supplements as well as pre-packaged vacuum packed fresh frozen foods in meal size portions for pets (that we will purchase from Amore Foods and Adored Beast Veterinary clinic) and will market this product under the VitaBeast label directly to pet owners via the Internet.

Background on VitaBeast.com and Suppliers

As a result of due diligence that we conducted while researching the Vitamineralherb.com market, we ascertained that there was a large and untapped market for vitamin and homeopathic supplements, as well as prepared fresh frozen raw pet foods. We found that many pet owners were in favor of changing their pet's diets to one of fresh raw foods rather than dry treated food pellets and that most potential customers are working and that ordering over the Internet would have great convenience appeal.

     VitaBeast has initially started out with two providers:

          a) Amore Foods Ltd., who is the manufacturer and distributor of the prepared raw, fresh food meals for dogs and cats which they produce and freeze, including buffalo meat and bones in meal size portions. Amore Foods distribute as wholesalers.

          b) Adored Beast Veterinary Clinic will provide vitamins and supplements, until we are in a financial position to order in bulk directly from the distributors of vitamins and supplements. We will purchase vitamins and minerals from Adored Beast at cost, plus 10%.


                                                                        Page D-5

We do not have a written long-term agreement with either provider but the basic product is available from other sources and we, therefore, are not concerned about providers.

VitaBeast retained a marketing consultant to provide an initial consultation and preliminary marketing plan for the Company. VitaBeast's www.vitabeast.com, has been fully functional since June 15, 2004 and is ready to receive and process orders from customers. VitaBeast has been advertising on-line but has not yet been successful in selling products.

COMPETITION

The electronic commerce industry is new, rapidly evolving and intensely competitive, and we expect competition to intensify in the future. Barriers to entry are minimal and current and new competitors can launch sites at a relatively low cost. In addition, the fresh raw foods, vitamin and supplement products for pets has no clear, dominant leader.

Our competitors can be divided into several groups including:

- traditional pet stores which sell packaged dry pet food as well as vitamins, supplements, minerals and alternative health products;

-    traditional veterinary clinics will be a constant competitor to VitaBeast;

- the online retail initiatives of several traditional pet food, vitamins, supplements, minerals and alternative health products retailers;

- independent online retailers specializing in pet foods, vitamins and supplements; and

- mail-order and catalogue retailers of pet food, vitamins, supplements, minerals and alternative health products.

Many of our potential competitors have longer operating histories, larger customer or user bases, greater brand recognition and significantly greater financial, marketing and other resources than we do. These competitors include multi-store/franchised big box pet product retailers as well as smaller "mom and pop" retail pet stores. In addition, an online retailer may be acquired by, receive investments from, or enter into other commercial relationships with, larger, well-established and well-financed companies as use of the Internet and other electronic services increases. Competitors have and may continue to adopt aggressive pricing or inventory availability policies and devote substantially more resources to website and systems development than we do. Increased competition may result in reduced operating margins and loss of market share.

VitaBeast believes that the principal competitive factors in its' market are:

-    Ability to attract and retain customers by offering:
     a)   convenience of ordering over the Internet and home delivery; and
     b) high quality fresh frozen raw foods in meal sized portions, high quality low cost vitamins and homeopathic supplements for the sole use of pets.

- Salespeople working on a commission basis to sell product directly to the consumer.

- Unique Product: VitaBeast's products are a healthy alternative to the typical dry and tinned pet foods. It is management's opinion that pet owners are becoming more aware of the value of feeding their pets healthy fresh raw food product rather than pre-packaged dry foods.

- Quality and responsiveness of customer service: By utilizing the VitaBeast website, www.vitabeast.com, customers can order directly and inquire about special vitamin and supplement needs.


                                                                        Page D-6

We believe that we can compete favorably on these factors. However, we will have no control over how successful our competitors are in addressing these factors. In addition, with little difficulty, our online competitors can duplicate many of the products or services offered on the VitaBeast web site.

REGULATORY ENVIRONMENT

There is no government body that regulates foods, vitamins and supplements for pet consumption. There are however a few associations that monitor the industry such as the American Pet Products Manufacturers Association ('APPMA') Management believes that the vision of the American Pet Products Manufacturers Association is to create a society where every household has a pet or that pets are treated in a caring and responsible manner. Management has cut from the APPMA website the following quote "The American Pet Products Manufacturer's Association is the leading not-for-profit trade association serving the interests of American pet product manufacturers and importers. Founded in 1958 with a membership of 17 manufacturers, APPMA's membership has grown to include over 500 pet product manufacturers and importers representing both large corporations and growing business enterprises. APPMA was established to promote, develop and advance pet ownership and the pet product industry". To this end, APPMA:

     - supports industry-related market research, scientific research and educational seminars;

     -    promotes responsible pet ownership through education and research;

     - works closely with other major organizations dedicated to similar goals to identify and help fund research projects; and

     -    monitors and responds to legislation and regulation.

It is the intention of NetCo to become a member of APPMA.

REGULATION OF THE INTERNET

In general, existing laws and regulations apply to transactions and other activity on the Internet; however, the precise applicability of these laws and regulations to the Internet is sometimes uncertain. The vast majority of such laws were adopted prior to the advent of the Internet and, as a result, do not contemplate or address the unique issues of the Internet or electronic commerce. Nevertheless, numerous federal and state government agencies have already demonstrated significant activity in promoting consumer protection and enforcing other regulatory and disclosure statutes on the Internet. Additionally, due to the increasing use of the Internet as a medium for commerce and communication, it is possible that new laws and regulations may be enacted with respect to the Internet and electronic commerce covering issues such as user privacy, freedom of expression, advertising, pricing, content and quality of products and services, taxation, intellectual property rights and information security. The adoption of such laws or regulations and the applicability of existing laws and regulations to the Internet may impair the growth of Internet use and result in a decline of our sales.

There is currently no Federal Sales Tax on Internet transactions in the USA. However, it is our understanding that there are agencies working on the Streamline Sales Tax Project to consider ways of taxing Internet sales, especially mail-order sales. In the event a sales tax is imposed, this could impact on our sales and ability to generate profit from sales over the Internet.


ITEM 2.     DESCRIPTION OF PROPERTY

At present, in order to reduce overhead expenses, NetCo does not maintain a physical office in the United States. Our current administrative facility is made available pursuant to a verbal agreement with one of our director's other companies for office space located at Suite 206, 388 Drake Street, Vancouver, British Columbia, Canada.


                                                                        Page D-7

ITEM 3.     LEGAL PROCEEDINGS

We may from time to time be involved in various claims, lawsuits, disputes with third parties, actions involving allegations of discrimination, or breach of contract actions incidental to the operation of its' business. We are not currently involved in any such litigation, which we believe could have a materially adverse effect on our financial condition or results of operations.


ITEM 4.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were submitted to a vote of security holders during the fourth quarter of 2005

                                     PART 11

ITEM 5.     MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION

Under the Securities Act of 1933, we filed our registration statement on Form SB-2 and on July 9, 2004 our request for registration became effective. On January 7, 2005, we completed a private placement for 4,250,000 common shares at US$0.025 per share.

We are trading on the OTC Bulletin Board Service (trading symbol: NIVS).

HOLDERS

As of March 27, 2005 we had FIFTY TWO (52) shareholders of record of common stock, including shares held by brokerage clearing houses, depositories or otherwise in unregistered form.

DIVIDENDS

We have not declared any cash dividends with respect to our common stock and do not intend to declare dividends in the foreseeable future. There are no material restrictions or limiting that are likely to limit the Company's ability to pay dividends in it's common stock.

RECENT SALES OF UNREGISTERED SECURITIES

Set forth below is information related to the securities we sold during the last three fiscal years ended December 31, 2005 , without registration under the Securities Act of 1933, as amended.

----------------------------------------------------------------------
         NAME       DATE ACQUIRED  NUMBER OF SHARES    AGGREGATE
                                                     CONSIDERATION
----------------------------------------------------------------------
         NIL            N/A              N/A              N/A
----------------------------------------------------------------------

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULT OF OPERATIONS

You should read the following discussion and analysis in conjunction with the audited financial statements and notes thereto appearing elsewhere in this annual report on Form 10-KSB.


                                                                        Page D-8

OVERVIEW

From inception to the close of our initial public offering on January 7, 2005, we suffered recurring losses and net cash outflows from operations. As a result of the initial public offering, we had a working capital surplus of $21,573 as of December 31, 2005, which is insufficient to fund operations through the next year. We expect to continue to incur substantial losses in our efforts to establish a new business. Since inception, we have funded operations through related party loans in order to meet our strategic objectives. However, there can be no assurance that we will be able to obtain further funds to continue with our efforts to establish a new business.

PLAN OF OPERATIONS

The following discussion contains certain forward-looking statements that are subject to business and economic risks and uncertainties, and our actual results could differ materially from those forward-looking statements. The following discussion regarding our financial statements should be read in conjunction with the financial statements and notes thereto.

Our prior full fiscal years ending December 31 2005, 2004 and 2003 are not indicative of our current business plan and operations. During the years ended December 31 2005, 2004 and 2003, we had no revenue and were in the development stages.

We have not currently generated any revenue from operations and do not expect to report any significant revenue from operations until our marketing efforts mature. Even after the sale of our product, there can be no assurance that we will generate positive cash flow and there can be no assurances as to the level of revenues, if any, that we may actually achieve from the VitaBeast website.

We expect to continue to incur substantial losses in our efforts to establish a new business.

RESULTS OF OPERATIONS

TWELVE MONTHS ENDED DECEMBER 31, 2005 AND TWELVE MONTHS ENDED DECEMBER 31, 2004

Revenue: We had no revenue for the twelve months ended December 31, 2005 nor for the twelve months ended December 31, 2004.

General and Administrative Operating Expenses: Our operating expenses were $51,014 for the period ending December 31, 2005, compared to $20,074 in fiscal 2004, an increase of $30,940. These expenses were mainly attributed to consulting, filing, legal, management, organizational and audit fees of $35,013 in fiscal 2005 as compared to $16,956 in fiscal 2004.

LIQUIDITY AND CAPITAL RESOURCES

Our cash position is $44,307 for the period ending December 31, 2005 and was $111,171 for the period ending December 31, 2004.

The working capital surplus at December 31, 2005 is $21,573 as compared to a working capital surplus of $81,250 at December 31, 2004.

Our primary source of funds since incorporation has been through the issue of our common stock, the proceeds of the initial public offering and loans to us by a director of the Company and a company with a director in common.

CRITICAL ACCOUNTING POLICIES

The discussions and analysis of our financial condition and results of operations, including the discussion on liquidity and capital resources, are based upon the financial statements, which have


                                                                        Page D-9
been prepared in accordance with US GAAP. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, management re-evaluates its estimates and judgments, particularly those related to the determination of the impairment of its intangible assets. Actual results could differ from the estimates. We believe the following are the critical accounting policies used in the preparation of the financial statements.

In January 2002, the Financial Accounting Standards Board issued SFAS No. 142 "Goodwill and Other Intangible Assets". Under SFAS No. 142, goodwill and indefinite life intangible assets are no longer amortized. Separate intangible assets that are not deemed to have indefinite life will continue to be amortized over their useful lives. SFAS No. 142 also establishes a new method of testing goodwill and other intangible assets for impairment on an annual basis or on an interim basis if an event occurs or circumstances change that would reduce the fair value of that goodwill or other intangible asset below its carrying value. The non-amortization provision of SFAS No. 142 applying to goodwill and other tangible assets acquired has been adopted at January 1, 2002.

ITEM 7.     FINANCIAL STATEMENTS


                                                                       Page D-10

                             NETCO INVESTMENTS INC.
                          (A Development Stage Company)
                         REPORT AND FINANCIAL STATEMENTS
                           December 31, 2005 and 2004
                             (Stated in US Dollars)
                              --------------------




                                                                       Page D-11

A PARTNERSHIP OF INCORPORATED PROFESSIONALS                       AMISANO HANSON
                                                           CHARTERED ACCOUNTANTS


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Stockholders,
Netco Investments Inc.
(A Development Stage Company)


We have audited the accompanying balance sheets of Netco Investments Inc. (A Development Stage Company) as of December 31, 2005 and 2004 and the related statements of operations, stockholders' equity (deficiency) and cash flows for each of the years then ended and for the period March 15, 2000 (Date of Inception) to December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements referred to above present fairly, in all material respects, the financial position of Netco Investments Inc. as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended and for the period March 15, 2000 (Date of Inception) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in the development stage, and has no established source of revenue and is dependent on its ability to raise capital from shareholders or other sources to sustain operations. These factors, along with other matters as set forth in Note 1, raise substantial doubt that the Company will be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Vancouver, Canada                                               "AMISANO HANSON"
March 17, 2006                                             Chartered Accountants



750 WEST PENDER STREET, SUITE 604                       TELEPHONE:  604-689-0188
VANCOUVER CANADA                                        FACSIMILE:  604-689-9773
V6C 2T7                                               E-MAIL:  amishan@telus.net


                                                                       Page D-12

                                NETCO INVESTMENTS INC.
                             (A Development Stage Company)
                                    BALANCE SHEETS
                              December 31, 2005 and 2004
                                (Stated in US Dollars)
                                 --------------------

                                       ASSETS                       2005       2004
                                       ------                    ----------  ---------
Current
  Cash                                                           $  44,307   $111,171
  Share subscriptions receivable                                         -        575
                                                                 ----------  ---------

                                                                    44,307    111,746
Rights and licenses - Notes 3 and 4                                      -          -
                                                                 ----------  ---------

                                                                 $  44,307   $111,746
                                                                 ==========  =========

LIABILITIES

Current
  Accounts payable and accrued liabilities                       $   5,711   $  4,186
  Due to related parties - Note 5                                        -     14,892
  Current portion of notes payable - Note 6                         17,023     11,148
                                                                 ----------  ---------

                                                                    22,734     30,226
Notes payable - Note 6                                                   -      4,555
                                                                 ----------  ---------

                                                                    22,734     34,781
                                                                 ----------  ---------

STOCKHOLDERS' EQUITY

Preferred stock:
  Authorized: 20,000,000 with a par value of $0.0001
  Issued and outstanding: None
Common stock:
  Authorized: 100,000,000 with a par value of $0.0001
  Issued and outstanding: 8,550,000 (2004:  8,537,000) - Note 7        855        854
Additional paid-in capital                                         132,832    137,821
Deficit accumulated during the development stage                  (112,114)   (61,710)
                                                                 ----------  ---------

                                                                    21,573     76,965
                                                                 ----------  ---------

                                                                 $  44,307   $111,746
                                                                 ==========  =========

Nature and Continuance of Operations - Note 1
Subsequent Event - Note 10

                             SEE ACCOMPANYING NOTES


                                                                       Page D-13

                             NETCO INVESTMENTS INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS
                 for the years ended December 31, 2005 and 2004
 and for the period from March 15, 2000 (Date of Inception) to December 31, 2005
                             (Stated in US Dollars)
                              --------------------

                                                                    March 15,
                                                                       2000
                                                                     (Date of
                                                                    Inception)
                                                                        to
                                                                   December 31,
                                           2005         2004           2005
                                        -----------  -----------  --------------
Revenue                                 $        -   $        -   $           -
                                        -----------  -----------  --------------

Expenses
  Consulting fees - Note 4                  13,900            -          13,900
  Filing fees                                6,519        4,651          12,346
  Interest                                   1,320        1,703           3,023
  Legal, organizational and audit fees      14,594       12,305          41,481
  Management fees - Note 4                   7,771            -           7,771
  Office and miscellaneous                   1,820        1,341           4,288
  Rights and licenses costs                     90           74          24,915
  Write-down of Website                      5,000            -           5,000
                                        -----------  -----------  --------------

                                           (51,014)     (20,074)       (112,724)
                                        -----------  -----------  --------------

Loss for the period                        (51,014)     (20,074)       (112,724)

Other comprehensive gain
  Foreign currency adjustment                  610            -             610
                                        -----------  -----------  --------------

Net loss for the period                 $  (50,404)  $  (20,074)  $    (112,114)
                                        ===========  ===========  ==============

Basic Loss per share                    $    (0.01)  $    (0.00)
                                        ===========  ===========

Weighted average shares outstanding      8,549,786    4,511,236
                                        ===========  ===========

                             SEE ACCOMPANYING NOTES


                                                                       Page D-14

                                  NETCO INVESTMENTS INC.
                              (A Development Stage Company)
                                 STATEMENTS OF CASH FLOWS
                      for the years ended December 31, 2005 and 2004
     and for the period from March 15, 2000 (Date of Inception) to December 31, 2005
                                  (Stated in US Dollars)
                                   --------------------

                                                                              March 15,
                                                                                2000
                                                                              (Date of
                                                                             Inception)
                                                                                 To
                                                                            December 31,
                                                       2005       2004          2005
                                                     ---------  ---------  --------------
Cash flow from Operating Activities
  Net loss for the period                            $(51,014)  $(20,074)  $    (112,724)
  Non-cash items:
    Legal and organizational expenses                       -          -           8,000
    Rights and licenses costs                               -          -          24,751
    Write-down of website                               5,000          -           5,000
  Change in non-cash working capital items:
    Share subscriptions receivable                        575          -             575
    Accounts payable and accrued liabilities            1,525      1,776           5,711
                                                     ---------  ---------  --------------

Net cash used by operating activities                 (43,914)   (21,850)        (68,687)
                                                     ---------  ---------  --------------

Cash flow from Investing Activities
  Rights and licenses                                       -          -              (1)
  Website cost - Note 4                                (5,000)         -          (5,000)
                                                     ---------  ---------  --------------

Net cash used in investing activities                  (5,000)         -          (5,001)
                                                     ---------  ---------  --------------

Cash flow from Financing Activities
  Increase (decrease) in due to related parties       (14,892)    11,968               -
  Increase in notes payable                             1,320     15,703          17,023
  Increase (decrease) in share capital                 (4,988)   105,350         100,362
                                                     ---------  ---------  --------------

Net cash provided by (used in) financing activities   (18,560)   133,021         117,385
                                                     ---------  ---------  --------------

Effect of exchange rates on cash                          610          -             610
                                                     ---------  ---------  --------------

Increase (decrease) in cash during the period         (66,864)   111,171          44,307

Cash, beginning of period                             111,171          -               -
                                                     ---------  ---------  --------------

Cash, end of period                                  $ 44,307   $111,171   $      44,307
                                                     =========  =========  ==============

                                                                        /Cont'd.
                             SEE ACCOMPANYING NOTES


                                                                       Page D-15

                                NETCO INVESTMENTS INC.                      Continued
                            (A Development Stage Company)
                               STATEMENTS OF CASH FLOWS
                    for the years ended December 31, 2005 and 2004
   and for the period from March 15, 2000 (Date of Inception) to December 31, 2005
                                (Stated in US Dollars)
                                 --------------------


                                                                         March 15,
                                                                            2000
                                                                          (Date of
                                                                         Inception)
                                                                             to
                                                                        December 31,
                                                         2005   2004        2005
                                                         -----  -----  --------------
Non-cash Financing Activities
  A total of 800,000 common shares were issued to
  a company controlled by the sole director at a fair
  market value of $0.01 per share for legal and
  organizational expenses paid                           $   -  $   -  $       8,000

  A total of 3,500,000 common shares were issued
  at fair market value of $0.01 per share for the
  acquisition of a license from a company controlled by
  the sole director - Notes 3 and 4                          -      -         35,000

  Less:  dividend deemed paid - Notes 3 and 4                -      -        (10,250)

  A total of 23,000 common shares were issued at
  fair market value of $0.025 per share pursuant to an
  SB-2 Registration Statement for share subscriptions
  receivable                                                 -    575            575
                                                         -----  -----  --------------

                                                         $   -  $ 575  $      33,325
                                                         =====  =====  ==============

                             SEE ACCOMPANYING NOTES


                                                                       Page D-16

                                 NETCO INVESTMENTS INC.
                              (A Development Stage Company)
                     STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
         for the period March 15, 2000 (Date of Inception) to December 31, 2005
                                 (Stated in US Dollars)
                                  --------------------

                                                                    Deficit
                                                                  Accumulated
                                                       Additional  During the
                                      Common Stock       Paid-in  Development
                                     Number    Amount    Capital     Stage       Total
                                    ---------  -------  ---------  ----------  ---------
Balance, March 15, 2000                     -  $     -  $      -   $       -   $      -
Stock issued for legal and
  organizational expenses at a
  fair market value of $0.01 per
  share                               800,000       80     7,920           -      8,000
Stock issued for acquisition of
  a license at a fair market value
  of $0.01 per share                3,500,000      350    34,650           -     35,000
Dividend deemed paid - Note 4               -        -   (10,250)          -    (10,250)
Net loss for the period                     -        -         -     (32,750)   (32,750)
                                    ---------  -------  ---------  ----------  ---------

Balance, December 31, 2000          4,300,000      430    32,320     (32,750)         -
Net loss for the year                       -        -         -        (500)      (500)
                                    ---------  -------  ---------  ----------  ---------

Balance, December 31, 2001          4,300,000      430    32,320     (33,250)      (500)
Net loss for the year                       -        -         -      (1,857)    (1,857)
                                    ---------  -------  ---------  ----------  ---------

Balance, December 31, 2002          4,300,000      430    32,320     (35,107)    (2,357)
Net loss for the year                       -        -         -      (6,529)    (6,529)
                                    ---------  -------  ---------  ----------  ---------

Balance, December 31, 2003          4,300,000      430    32,320     (41,636)    (8,886)
Stock issued as a private
  placement at a fair market
  value of $0.025 per share
  - Note 7                          4,237,000      424   105,501           -    105,925
Net loss for the year                       -        -         -     (20,074)   (20,074)
                                    ---------  -------  ---------  ----------  ---------

Balance, December 31, 2004          8,537,000      854   137,821     (61,710)    76,965
Stock issued as a private
  placement at a fair market
  value of $0.025 per share
  - Note 7                             13,000        1       324           -        325
Share issuance cost - Note 4                -        -    (5,313)          -     (5,313)
Unrealized gain on translation              -        -         -         610        610
Net loss for the year                       -        -         -     (51,014)   (51,014)
                                    ---------  -------  ---------  ----------  ---------

Balance, December 31, 2005          8,550,000  $   855  $132,832   $(112,114)  $ 21,573
                                    =========  =======  =========  ==========  =========


                                                                       Page D-17

                             NETCO INVESTMENTS INC.
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                           December 31, 2005 and 2004
                             (Stated in US Dollars)
                              --------------------


Note 1    Nature and Continuance of Operations
          ------------------------------------

          Netco Investments Inc. herein (the "Company") was incorporated in the State of Washington, in the United States of America on March 15, 2000. The Company is in the development stage and intends on selling and marketing via the internet and commissioned sales agents, high-quality vitamins and homeopathic supplements, pre-packaged vacuum packed frozen foods in meal sized portions for consumption by domesticated household animals, i.e.; dogs and cats ("Pets") under the 'VitaBeast Foods' label.

          These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for its next fiscal year. Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern. At December 31, 2005, the Company had not yet achieved profitable operations, has accumulated losses of $112,114 since its inception and expects to incur further losses in the development of its business, all of which casts substantial doubt about the Company's ability to continue as a going concern. The Company's ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management has no formal plan in place to address this concern but considers that the Company will be able to obtain additional funds by equity financing and/or related party advances, however there is no assurance of additional funding being available.

Note 2    Summary of Significant Accounting Policies
          ------------------------------------------

          The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement. Actual results may vary from these estimates.

          The financial statements have, in management's opinion, been properly prepared within the framework of the significant accounting policies summarized below:


                                                                       Page D-18

NETCO INVESTMENTS INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2005 and 2004
(Stated in US Dollars)
 --------------------

Note 2    Summary of Significant Accounting Policies - (cont'd)
          ------------------------------------------

          Development Stage
          -----------------

          The Company is a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7 as it is devoting substantially all of its efforts to establish a new business and planned principal operations have not commenced.

          Rights and Licenses
          -------------------

          The cost to acquire rights and licenses are capitalized. The carrying value of the rights and licenses are evaluated in each reporting period to determine if there were events or circumstances which would indicate a possible inability to recover the carrying amount. Such evaluation is based on various analyses including assessing the Company's ability to bring the commercial applications to market, related profitability projections and undiscounted cash flows relating to each application which necessarily involves significant management judgment. Where an impairment loss has been determined, the carrying amount is written-down to fair market value. Fair market value is determined as the amount at which the rights and licenses could be sold in a current transaction between willing parties.

          Income Taxes
          ------------

          The Company uses the asset and liability method of accounting for income taxes pursuant to SFAS No. 109 "Accounting for Income Taxes". Under the assets and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

          Basic Loss Per Share
          --------------------

          The Company reports basic loss per share in accordance with the SFAS No. 128, "Earnings Per Share". Basic loss per share is computed using the weighted average number of shares outstanding during the period.

          Revenue Recognition
          -------------------

          The Company may earn revenue from the sale of product via the company's web site and commissioned sales people. The revenue will be recognized in the period the sales have occurred. This policy is prospective in nature, as the Company has not yet generated any revenue.


                                                                       Page D-19

NETCO INVESTMENTS INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2005 and 2004
(Stated in US Dollars)
 --------------------

Note 2    Summary of Significant Accounting Policies - (cont'd)
          ------------------------------------------

          Foreign Currency Translation
          ----------------------------

          The Company's functional currency is in Canadian dollars as substantially all of the Company's operations are in Canada. The Company used the United States dollar as its reporting currency for consistency with registrants of the Securities and Exchange Commission ("SEC") and in accordance with the FAS No. 52 "Foreign Currency Translation".

          Assets and liabilities denominated in a foreign currency are translated at the exchange rate in effect at the period-end and capital accounts are translated at historical rates. Income statement accounts are translated at the average rates of exchange prevailing during the period. Translation adjustments from the use of difference exchange rates from period to period are included in the Comprehensive Income account in Stockholder's Equity, if applicable.

          Transactions undertaken in currencies other than the functional currency of the entity are translated using the exchange rate in effect as of the transaction date. Any exchange gains and losses are included in the Statement of Operations.

          Comprehensive Income
          --------------------

          SFAS No. 130 "Reporting Comprehensive Income", was adopted during the year ended December 31, 2004. The standard establishes guidelines for the reporting and display of comprehensive income and its components in financial statements. Comprehensive income includes foreign currency translation adjustments.

          Financial Instruments
          ---------------------

          The carrying value of the Company's financial instruments, consisting of cash, share subscriptions receivable, accounts payable and accrued liabilities and due to related parties approximates their fair value due to the short maturity of such instruments. The carrying value of notes payable also approximates fair value. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

          Website Costs
          -------------

          The Company recognizes the costs incurred in the development of the Company's website in accordance with EITF 00-2 "Accounting for Website Development Costs" and, with the provisions of AICPA Statement of Position No. 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". Accordingly, direct costs incurred during the application stage of development are capitalized and amortized over the estimated useful life. Fees incurred for web site hosting are expensed over the period of the benefit. Costs of operating a web site are expensed as incurred.


                                                                       Page D-20

NETCO INVESTMENTS INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2005 and 2004
(Stated in US Dollars)
 --------------------

Note 2    Summary of Significant Accounting Policies - (cont'd)
          ------------------------------------------
          Impairment of Long-lived Assets
          -------------------------------
          The Company reports the impairment of long-lived assets and certain intangibles in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". Certain long-lived assets and identifiable intangibles held by the Company are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Accordingly, the impairment loss is recognized in the period it is determined.

          New Accounting Standards
          ------------------------

          Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted could have a material affect on the accompanying financial statements.

Note 3    Rights and Licenses - Note 4
          -------------------

          On March 15, 2000, the Company acquired a license from Vitamineralherb.com Corp. (the "Grantor") to market vitamins, minerals, nutritional supplements and other health and fitness products through the Grantor's Web Site in Massachusetts, USA. The license had an initial term of three years and was to be automatically renewed unless the Company or the Grantor gives the other notice not to renew.

          As consideration for acquiring the License, the Company issued 3,500,000 common shares to a related party with a fair market value of $0.01 per share for a total consideration of $35,000.

          During the period ended December 31, 2000, the License was written-off to operations due to the lack of historical cash flow and a lack of a market to resell the License. During the year ended December 31, 2003, management of the Company abandoned the license. On June 1, 2003, the Company acquired the right, title and interest in and to the URL, www.vitabeast.com, from the director of the Company for $1, which was written off during the year ended December 31, 2003.


                                                                       Page D-21

NETCO INVESTMENTS INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2005 and 2004
(Stated in US Dollars)
 --------------------

Note 4    Related Party Transactions - Notes 3, 5 and 7
          --------------------------

          During the year ended December 31, 2005, the Company incurred the following expenses charged by a director of the Company, a son of a director of the Company, a company of which an officer and director is the spouse of the Company's president and with companies with directors in common:

                                               March 15, 2000
                                                  (Date of
                                                Inception) to
                                                December 31,
                                2005    2004        2005
                               -------  -----  ---------------
          Consulting fees      $13,900  $   -  $        13,900
          Management fees        7,771      -            7,771
          Share issuance cost    5,313      -            5,313
          Website cost           5,000      -            5,000
                               -------  -----  ---------------

                               $31,984  $   -  $        31,984
                               =======  =====  ===============

          These transactions were measured by the exchange amount, which is the amount agreed upon by the transacting parties.

          The License (Note 3) was assigned to the Company by another company controlled by the sole director and President of the Company for consideration of 3,500,000 common shares with a fair market value of $35,000. The estimated cost based on comparable transactions, of the license to a company controlled by the President of the Company is $24,750. The estimate is based on an allocation of the cash outlay of $33,000 for common stock of Texmont, Inc., by virtue of which the company controlled by the President of the Company obtained the license as well as continued ownership of Texmont, Inc. The excess of fair market value over predecessor cost, being $10,250, is treated as a dividend which increased the deficit. The Grantor of the License to Texmont, Inc. is not related to the Company.

Note 5    Due to Related Parties
          ----------------------

          The amounts due to related parties are due to a director of the Company and a company with a director in common. These amounts are unsecured, non-interest bearing and have no specific terms for repayment.


                                                                       Page D-22

NETCO INVESTMENTS INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2005 and 2004
(Stated in US Dollars)
 --------------------

Note 6    Notes Payable
          -------------

                                                              2005      2004
                                                             -------  ---------
          Unsecured promissory note bearing interest at 8%
            per annum; repayable August 4, 2006              $ 4,000  $  4,000
              Loan fee                                           400       400
              Accrued interest                                   475       155
                                                             -------  ---------

                                                               4,875     4,555
                                                             -------  ---------

          Unsecured promissory note bearing interest at 10%
            per annum; repayable October 24, 2006              5,000     5,000
              Loan fee                                           500       500
              Accrued interest                                   636       136
                                                             -------  ---------

                                                               6,136     5,636
                                                             -------  ---------

          Unsecured promissory note bearing interest at 10%
            per annum; repayable October 23, 2006              5,000     5,000
              Loan fee                                           500       500
              Accrued interest                                   512        12
                                                             -------  ---------

                                                               6,012     5,512
                                                             -------  ---------

                                                              17,023    15,703
          Less: current portion                                    -   (11,148)
                                                             -------  ---------

                                                             $17,023  $  4,555
                                                             =======  =========

Note 7    Capital Stock
          -------------

          The Company raised $325 (2004: $105,925) by issuing 13,000 (2004:
          4,237,000) common shares at $0.025 per share during the years ended December 31, 2005 and 2004, respectively, pursuant to an SB-2 Registration statement registered with the Securities and Exchange Commission to offer a total of 4,250,000 common shares. A director of the Company received 5% of the funds raised from the sale of common shares which was charged to additional paid-in capital.


                                                                       Page D-23

NETCO INVESTMENTS INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2005 and 2004
(Stated in US Dollars)
 --------------------

Note 8    Deferred Tax Assets
          -------------------

          The significant components of the Company's future income tax assets are as follows:

                                                          2005       2004
                                                        ---------  ---------
          Deferred Tax Assets
            Non-capital losses carryforward             $ 17,843   $ 10,428
            Valuation allowance for deferred tax asset   (17,843)   (10,428)
                                                        ---------  ---------

                                                        $      -   $      -
                                                        =========  =========

          The amount taken into income as deferred tax assets must reflect that portion of the income tax loss carryforwards that is more likely-than-not to be realized from future operations. The Company has chosen to provide an allowance of 100% against all available income tax loss carryforwards, regardless of their time of expiry.

Note 9    Income Taxes
          ------------

          No provision for income taxes has been provided in these financial statements due to the net loss. At December 31, 2005, the Company has net operating loss carryforwards, which expire commencing in 2020 totalling approximately $87,038. The potential tax benefit of these losses, if any, has not been recorded in the financial statements.

Note 10   Subsequent Event
          ----------------

          Subsequent to December 31, 2005, the Company advanced $5,278 for sales and investor relation services.

Note 11   Comparative Figures
          -------------------

          Certain of the comparative figures have been reclassified to conform with the current year's presentation.


                                                                       Page D-24

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On September 18, 2003 we advised our principal independent accountant, Manning Elliott Chartered Accountants that they were dismissed as NetCo's auditors. We hired the accounting firm Amisano Hanson Chartered Accountants as their replacement.

Our decision to change accountants was recommended and approved by the Board of Directors in a resolution dated December 23, 2002. This decision had nothing to do with the performance of the former accountants services. Manning Elliot's report in the 2000 and 2001 financial statements did not contain any adverse opinion or disclaimer of opinion, nor were the statements modified as to uncertainty, audit scope, or accounting principles.

We did not have any disagreements with Manning Elliott, either resolved or unresolved from our inception in March 15, 2000 through to the last audited financial statements in December 31, 2001 nor during the interim period from January 1, 2002 to July 15, 2004. The Company and Manning Elliott did not disagree on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Manning Elliott's satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

We have given Manning Elliott authorization to fully respond to the inquiries of our new accountants, Amisano Hanson, concerning the previous financial statements audited by Manning Elliott. There were no limitations placed upon Manning Elliott, whatsoever.

The fiscal years ending December 31, 2005, 2004, 2003 and 2002 have been audited by Amisano Hanson. The fiscal year ending December 31, 2001 has been audited by Manning Elliott.

ITEM 8A.    CONTROLS AND PROCEDURES

We maintain disclosure controls and procedures that are designed to ensure that information that is required to be disclosed in the Securities Exchange Act of 1934 reports are recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to our management to allow timely decisions regarding required disclosure.

Within 90 days prior to the date of this report, our management carried out an evaluation, under the supervision and with the participation of the management on the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Exchange Act Rule 13a-14. Based upon the foregoing, our President concluded that our disclosure controls and procedures are effective in connection with the filing of this Annual Report on Form 10-KSB for the year ended December 31, 2005.

There were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any significant deficiencies or material weaknesses of internal controls that would require corrective action.

ITEM 8B.    OTHER INFORMATION

There is no information required to be disclosed in a report on Form 8-K, during the fourth quarter of the year covered by this Form 10-KSB, which has not already been reported.


                                                                       Page D-25

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

IDENTIFICATION OF DIRECTORS AND OFFICERS

          --------------------------------------------------------------------
                NAME            AGE                  TITLE
          --------------------------------------------------------------------
          Michael Jackson (1)   65  President, Secretary, Treasurer, Directors
                                    and Chief Executive Officer
          --------------------------------------------------------------------
          Michael Raftery (2)   66  Chief Financial Officer and Director
          --------------------------------------------------------------------

         (1)    Mr. Jackson was elected as officer and director in March 2000.
         (2)    Mr. Raftery was elected as officer and director in June 2005.

BACKGROUND OF OFFICERS AND DIRECTORS

Mr. Jackson has been a real estate land developer and investment banker since 1978. Mr. Jackson is currently president of Hillcon Developments Ltd., a position he has held since 1995. Mr. Jackson's duties with Hillcon Developments include locating properties, preparing pro forma statements, raising capital, marketing, and dealing with Canadian governmental agencies, architects, and engineers. In his capacity as president for Hillcon Developments, he has been responsible for raising $50 million for 22 projects with a market value in excess of $150 million. He also acts as corporate counsel for Hillcon, and prepares all legal documents and negotiates all contracts.

From July 1999 to September 2001, Mr. Jackson was the chief executive officer and director of Poker.com Inc., a company that traded on the OTCBB under the symbol "PKER". The company subsequently changed their name to "LegalPlay Entertainment Inc." and now trades on the OTC BB under the symbol LPLE.

Mr. Jackson has served as president of Ryerson Corporation A.V.V., a position he has held since January 2000. Ryerson is an investment company and Mr. Jackson's duties include overseeing investment strategies.

Mr. Jackson also currently serves as president of Uninet Technologies Inc., an Internet software developer. He has held that position since January 1999.

From June 1985 to November 1987, Mr. Jackson worked with Geneva Capital Corporation, where his functions included taking companies public on the TSX Venture Exchange, the Toronto Stock Exchange, and NASDAQ. He acted as counsel for the company and prepared all offering memoranda, and other legal documents. He also raised capital for the company and negotiated all contracts.

Mr. Jackson served as a director of Waterloo Resources Inc. from August 1985 to December 1987, Lucky Mines Inc. from August 1985 to December 1987, and Burcon Developments Inc. from December 1987 to August 1988. Waterloo, Lucky Mines and Burcon were all public companies listed on the Vancouver Stock Exchange.

Mr. Jackson practiced law from 1966 through 1977.

Mr. Raftery has been the president of Hamilton Investments Ltd. since 1984. Over the past 35 years, Mr. Raftery has been director and officer of over 34 public-listed companies, carrying out duties of CEO and CFO. Most of the companies are in mining or mineral exploration.

Mr. Raftery is an experienced chartered accountant, he obtained his professional designation in England & Wales since 1966 and British Columbia since 1969.

FAMILY RELATIONSHIPS

There are no family relationships amongst our directors or executive officers.


                                                                       Page D-26

SIGNIFICANT EMPLOYEES

We do not have any significant employees, other than Michael Jackson, our CEO and director, and Michael Raftery, our CFO.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the best of the registrant's knowledge, during the past five years, no director, executive officer, promoter or control person:

          (1) has filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or present of such a person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer within two years before the time of such filing;

          (2) were convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (3) were the subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of the following activities:

               (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director of any investment company, or engaging in or continuing any conduct or practice in connection with such activity;

               (ii)  engaging in any type of business practice;

               (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodity laws.

          (4) were the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;

          (5) were found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law and the judgment in such civil finding or find by the Securities and Exchange Commission has not been subsequently reversed, suspended or vacated;

          (6) were found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

To the best of our knowledge all directors, officers and persons who beneficially owned more than ten percent of our common stock filed timely reports in compliance with Section 16(a).


                                                                       Page D-27

ITEM 10.    EXECUTIVE COMPENSATION

OFFICERS AND DIRECTORS

The total directors' fee paid during the year ended December 31, 2005 is $13,618.

INCENTIVE STOCK OPTIONS

The following table sets forth information with respect to compensation paid by us to the President and the other highest paid executive officers (the "Named Executive Officer") during the three most recent fiscal years.

                                       SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------
                                                                   Long Term Compensation
-------------------------------------------------------------------------------------------------------
                          Annual Compensation                     Awards           Payouts
-------------------------------------------------------------------------------------------------------
       (a)            (b)     (c)     (d)       (e)          (f)          (g)        (h)        (i)
-------------------------------------------------------------------------------------------------------
Name and             Year   Salary   Bonus     Other     Restricted   Securities     LTIP    All Other
Principal Position            ($)     ($)      Annual       Stock     Underlying     Pay      Compen-
                                              Compen-      Awards      Options/    outs ($)  sation ($)
                                             sation ($)                SARS (#)
-------------------------------------------------------------------------------------------------------
Michael Jackson(1)
                      2003        -       -           -            -            -         -           -
                      2004        -       -           -            -            -         -           -
                      2005        -       -       7,440            -            -         -       1,239
-------------------------------------------------------------------------------------------------------
Michael Raftery(2)
                      2003        -       -           -            -            -         -           -
                      2004        -       -           -            -            -         -           -
                      2005        -       -       6,178            -            -         -           -
-------------------------------------------------------------------------------------------------------

         (1)    Mr. Jackson was elected as officer and director in March 2000.
         (2)    Mr. Raftery was elected as officer and director in June 2005.

OPTIONS/SAR GRANTS

We did not issue any options or SARs during the year ended December 31, 2005.

LONG-TERM INCENTIVE PLAN AWARDS

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to our financial performance, stock price or any other measure.

COMPENSATION OF DIRECTORS

There are no standard arrangements pursuant to which our directors are compensated for services provided as director. No additional amounts are payable to our directors for committee participation or special assignments.

REPORT ON REPRICING OF OPTIONS/SAR

We did not reprice any options or SARs during the year ended December 31, 2005.


                                                                       Page D-28

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of December 31, 2005, the number of Common Stock and the corresponding percentage ownership of (i) each person who held of record, or was known by us to own beneficially, more than five percent of our Common Stock, (ii) each director and executive officer of NetCo, and (iii) all directors and executive officers of us as a group. The computation is based upon 8,550,000 shares of common stock being outstanding.

Unless otherwise indicated, we believe the following persons have sole voting and investment power with respect to the number of shares set forth opposite their names.

-----------------------------------------------------------------------------------------
NAME AND ADDRESS                            NUMBER OF SHARES BENEFICIALLY  PERCENTAGE OF
                                                        OWNED                  CLASS
-----------------------------------------------------------------------------------------

Ryerson Corporation A.V.V. (1)                                  4,300,000          50.29%
c/o 7 Abraham de Veerstraat,
P.O. Box 840, Curacao
Netherlands Antilles
-----------------------------------------------------------------------------------------
Michael Jackson                                                 4,300,000          50.29%
-----------------------------------------------------------------------------------------
Michael Raftery(2)                                                      0              0
-----------------------------------------------------------------------------------------
ALL EXECUTIVE OFFICERS AND DIRECTORS AS A.                      4,300,000          50.29%
GROUP
-----------------------------------------------------------------------------------------

          (1) Michael Jackson is the controlling shareholder of Ryerson Corporation. Mr. Jackson is officer and director of NetCo. He is the President, CEO, Secretary, Treasurer and Chair of the Board of NetCo.
          (2) Michael Raftery was elected as officer and director of NetCo in June 2005. He is the CFO of NetCo.

ITEM 12.    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We pay a monthly administrative fee of $83 to Pelican Financial Corporation, of which Mr. Jackson is a director and beneficial owner.

We pay a sales commission of $7,722 in the year of 2005 to Mr. Joshua Jackson, the son of Mr. Jackson.

Our policy regarding related transactions requires that any director or officer who has an interest in any transaction to be approved by our Board of Directors disclose the presence and the nature of the interest to the Board of Directors prior to any approval of the transaction by the Board of Directors. The transaction may then be approved by a majority of the disinterested directors, provided that an interested director may be counted in determining the presence of a quorum at the meeting of the Board of Directors to approve the transaction. Our policy regarding compensation for directors and officers is that the Board of Directors may, without regard to personal interest, establish the compensation of directors for services in any capacity.


ITEM 13.    EXHIBITS AND REPORTS ON FORM 8-K

      2.1*    Form 8-K - Promissory Note
     31.1     302 Certification for the Chief Executive Officer
     31.2     302 Certification for the Chief Financial Officer
     32.1     906 Certification for the Chief Executive Officer
     32.2     906 Certification for the Chief Financial Officer
* previously filed


                                                                       Page D-29

ITEM 14.    PRINCIPAL ACCOUNTANT FEES AND SERVICES

1.   AUDIT FEES
     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant, Amisano Hanson Chartered Accountants, for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB and 10-KSB are as follows:

                              2005     $12,578.00
                              2004      $8,255.00

2.   AUDIT-RELATED FEES
     There were no additional aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant, Amisano Hanson Chartered Accountants, that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Item 9(e)(1) of Schedule 14A.

3.   TAX FEES
     There were no additional aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant, Amisano Hanson Chartered Accountants, for tax compliance, tax advice and tax planning.

4.   ALL OTHER FEES
     There were no additional aggregate fees billed in each of the last two fiscal years for products and services provided by Amisano Hanson, other than the services reported in Item 9(e)(1) through 9(e)(3) of Schedule 14A.


SIGNATURES

In accordance with the requirements of Section 13 or 15(d) of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


NETCO INVESTMENTS INC.
(Registrant)


/s/ Michael Jackson                      Date: March 31, 2006
----------------------------
Michael Jackson
Director, President, CEO,
Secretary, Treasurer
----------------------------
----------------------------
----------------------------
/s/ Michael Raftery                      Date: March 31, 2006
Michael Raftery
Director and CFO


In accordance with the Securities Exchange Act this report has been signed below by the following person(s) on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Michael Jackson                      Date: March 31, 2006
----------------------------
Michael Jackson
Director, President, CEO,
Secretary, Treasurer
----------------------------
----------------------------
----------------------------


----------------------------
/s/ Michael Raftery                      Date: March 31, 2006
-------------------
Michael Raftery
Director and CFO


                                                                       Page D-30

                                  EXHIBIT 31.1

                            SECTION 302 CERTIFICATION


I, Michael Jackson, certify that:

1.   I have reviewed this annual report on Form 10-KSB of NETCO INVESTMENTS
     INC.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statement, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     (a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the annual report is being prepared;

     (b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

     (c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weakness in internal controls; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

The registrant's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


/s/ Michael Jackson                             Date: March 31, 2006
---------------------------
Michael Jackson
Director, President, CEO,
Secretary, Treasurer
---------------------------

                                  EXHIBIT 31.2


                            SECTION 302 CERTIFICATION


I, Michael Raftery, certify that:

1.   I have reviewed this annual report on Form 10-KSB of NETCO INVESTMENTS
     INC.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statement, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     (a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the annual report is being prepared;

     (b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

     (c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weakness in internal controls; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

The registrant's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


---------------------------
/s/ Michael Raftery                             Date: March 31, 2006
---------------------------
Michael Raftery
Director and CFO

                                  EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-KSB for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of NetCo Investments Inc.


/s/ Michael Jackson                             Date: March 31, 2006
---------------------------
Michael Jackson
Director, President, CEO,
Secretary, Treasurer
---------------------------
---------------------------
---------------------------
---------------------------

                                  EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-KSB for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of NetCo Investments Inc.


/s/ Michael Raftery                             Date: March 31, 2006
---------------------------
Michael Raftery
Director and CFO
---------------------------